                                                                    EXHIBIT 3(a)

                            SALES SUPPORT AGREEMENT


     AGREEMENT made as of the 1st day of December, 1998, by and between THE PENN MUTUAL LIFE INSURANCE COMPANY ("Penn Mutual"), a Pennsylvania Corporation, and HORNOR, TOWNSEND & KENT, INC. ("HTK"), a Pennsylvania Corporation.

                               W I T N E S S E D:

     WHEREAS, Penn Mutual is engaged in the business of issuing fixed and variable annuity contracts to the public;

     WHEREAS, HTK is licensed as a life insurance agent of Penn Mutual under state insurance laws, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Security Dealers, Inc.; and

     WHEREAS, Penn Mutual desires that HTK provide sales support services in connection with the sale of fixed and variable annuity contracts by designated life insurance agents of Penn Mutual, and HTK desires to provide such services;

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

     1.   Training and Education
          ----------------------

          1.1 HTK will provide training and educational services to designated life insurance agents of Penn Mutual in connection with the sale of fixed and variable annuity contract identified in Schedule I attached hereto. The fixed and variable annuity contracts include individual contracts, group contracts and certificates evidencing interest in group contracts, and are collectively referred to herein as "contracts." Designated life insurance agents of Penn Mutual are those life insurance agents who are designated by Penn Mutual and are associated persons of HTK.

     2.   Compliance
          ----------

          2.1 Penn Mutual will furnish HTK with the names of its life insurance agents who indicate a desire to sell variable annuity contracts.

          2.2 HTK, after investigation, will select the life insurance agents of Penn Mutual who are to become qualified under federal and state securities laws and rules of the NASD to engage in the sale of variable annuity contracts and will use its best efforts to cause such life insurance agents to be qualified. Life insurance agents so qualified will be "persons associated with" HTK under the Securities Exchange Act of 1934 and the applicable rules of the

NASD. Upon such qualification of a life insurance agent, the fact will be certified in writing to Penn Mutual by HTK.

          2.3 Prior to permitting a life insurance agent to sell variable annuity contracts, Penn Mutual, HTK, the life insurance agent and the supervisor of the life insurance agent designed by HTK will enter into a mutual satisfactory agreement pursuant to which the life insurance agent will acknowledge that he will be an associated person of HTK in connection with his selling activities relating to variable annuity contract, that such activities will be under the supervision and control of HTK and the supervisor designated by HTK, and that the life insurance agent's right to continue to sell variable annuity contracts is subject to his or her continued compliance with such agreement and the rules and procedures established by HTK.

          2.4 It is contemplated that other personnel of Penn Mutual will become qualified as associated persons of HTK in order to carry out securities activities with respect to the sale of variable annuity contracts. HTK will train such personnel as requested by Penn Mutual, and will use its best efforts to cause such personnel to become qualified as associated persons. Upon such qualification, the fact will be certified in writing to Penn Mutual by HTK.

          2.5 HTK will fully comply with the requirements of NASD and of the Securities Exchange Act of 1934 and will supervise diligently the security activities of life insurance agents of Penn Mutual who are associated persons of HTK. Upon request by HTK, Penn Mutual will furnish or request any life insurance agent who is an associated person to furnish (at Penn Mutual's or the life insurance agent's expense) such appropriate records that may be necessary to insure diligent supervision.

          2.6 In the event any associated person fails or refuses to submit to supervision by HTK in accordance with this Agreement, or otherwise fails to meet the rules and standards imposed by HTK on the associated person, HTK shall certify such fact to Penn Mutual and shall immediately notify the associated person that he or she is no longer authorized to engage in securities activities with respect to the sale of variable annuity contracts, and HTK and Penn Mutual shall take whatever additional action may be necessary to terminate such securities activities of the associated person.

          2.7 HTK will assume full responsibility for the security activities of its associated persons with respect to the sale of variable annuity contracts and for initial and continued compliance by itself and its associated persons with applicable federal and state security laws and rules of the NASD, and in connection therewith may demand and shall be entitled to receive such assurances from Penn Mutual as HTK deems appropriate to demonstrate compliance with the Securities Act of 1933 and the Investment Company Act of 1940.

          2.8 Compensation and reimbursement of expenses payable to life insurance agents in connection with sales of variable annuity contracts shall be paid by Penn Mutual under Penn Mutual's agency contracts and will not be an expense of HTK. All purchase payments paid under variable annuity contracts by contract owners shall be paid to Penn Mutual and will not be income to HTK. HTK shall have no interest in any commissions or other remuneration payable to life insurance agents by Penn Mutual or in any purchase payments paid under ' variable annuity contracts to Penn Mutual. For regulatory purposes of the NASD and the Securities Exchange Act of 1934, commissions paid by Penn Mutual shall be appropriately reflected in the books and records maintained by or on behalf of HTK.

          2.9 At the request of HTK, some or all of the books and records required to be maintained by a registered broker-dealer under the Securities Exchange Act of 1934 in connection with the sale of variable annuity contracts will be maintained by Penn Mutual as agent for HTK. 'Penn Mutual agrees that such records are and shall remain the property of HTK, will be maintained and preserved in conformity with the requirements of Rules 17a-3 and 17a-4 under the Securities Exchange Act of 1934, to the extent that such requirements are applicable to the variable annuity contracts, and will be subject to examination by the Securities Exchange Commission in accordance with Section 17(a) of the Securities Exchange Act of 1934.

          2.1 A confirmation with respect to each purchase payment made under variable annuity contracts will be sent to the holder of such contract in accordance with Rule 15cl-4 under the Securities Exchange Act of 1934.

     3.   Compensation
          ------------

          3.1 In payment for the services performed under this Agreement, Penn Mutual shall compensate HTK as provided in Schedule I attached hereto.

          3.2 The compensation for services provided under this Agreement shall be paid within 15 days after the end of the calendar month in which purchase payments are accepted by Penn Mutual. Should Penn Mutual for any reason return a purchase payment, HTK shall repay Penn Mutual the total amount of any compensation which Penn Mutual may have paid to HTK with respect to such purchase payments.

     4.   General
          -------

          4.1 Schedule I attached to this Agreement shall be signed by the parties to this Agreement and may be revised from time to time by agreement and signature of the parties.

          4.2 This Agreement shall continue in effect until terminated. Either party may terminate the Agreement by giving the other party thirty days prior written notice.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year written above.


Attest                                 THE PENN MUTUAL LIFE
                                       INSURANCE COMPANY


_________________________              By______________________________
                                        Richard F. Plush
                                        Vice President, Products & Programs


Attest                                 HORNOR, TOWNSEND & KENT, INC.



_________________________              By______________________________
                                        Ronald C. Zimmerman
                                        President and Chief Executive Officer

                                  Schedule I
                                      To
                Sales Support Agreement Dated December 1, 1998


INDIVIDUAL ANNUITY CONTRACTS:
-----------------------------

DIVERSIFIER II Individual Variable and Fixed Annuity Contracts - Flexible Purchase Payments. Policy forms DI-283-F, DI-883-F, DI-1182-V, DI-783-V, DV-790 and DV-790-F and variations thereof as required under state insurance laws.

PENN MUTUAL OPTIMIZER Group Variable and Fixed Annuity Contract - Flexible Purchase Payments. Policy form EB1555 and variations thereof as required under state insurance laws.

TRADEWIND Individual Deferred Annuity Contract-Single Purchase Payment. Policy SPDA-96 and variations thereof as required under state insurance laws.

PENNANT SELECT Individual Variable and Fixed Annuity Contract - Flexible Purchase Payments. Policy form VAA-98 and variations thereof as required under state insurance laws.

COMMANDER Individual Variable and Fixed Annuity Contract - Flexible Purchase Payments. Policy form VAB-98 and variations thereof as required under state insurance laws.

COMPENSATION:
-------------

With respect to Individual Annuity Contracts sold by designated Penn Mutual agents/registered representative contracted through a Penn Mutual Career Agency office (CAS), Penn Mutual shall compensate HTK as follows:

1. 0.37% of Diversifier II purchase payments. Amounts transferred from a Fixed Annuity Contract to an Variable Contract or vice versa are not purchase payments under the contract to which the amounts are transferred.

2.   0.37% of Penn Mutual Optimizer purchase payments.

3.   0.07% of Tradewind purchase payments.

4.   0.30% of Pennant Select purchase payments.

5.   0.10% of Commander purchase payments

With respect to Individual Annuity Contracts sold by designated Penn Mutual agents/registered representative contracted through a Penn Mutual Regional office (IFN) or the DiCerbo Agency, PCP (DiCerbo), Penn Mutual shall compensate HTK as follows:

1. 0.35% of Diversifier II purchase payments. Amounts transferred from a Fixed Annuity Contract to an Variable Contract or vice versa are not purchase payments under the contract to which the amounts are transferred.

2.  0.35% of Penn Mutual Optimizer purchase payments.

3.  0.20% of Pennant Select purchase payments.

4.  0.075% of Commander purchase payments

                                    Agreed

Attest                              The Penn Mutual Life Insurance Company

___________________________         By: _______________________________
                                        Richard F. Plush
                                        Vice President Products & Programs

Attest                              Hornor, Townsend and Kent, Inc.

___________________________         By: _______________________________
                                        Ronald C. Zimmerman
                                        President and Chief Executive
                                        Officer

                                    Date: _______________

                                                                    EXHIBIT 3(b)


                            DISTRIBUTION AGREEMENT


                                    BETWEEN


                    THE PENN MUTUAL LIFE INSURANCE COMPANY
                                   (ISSUER)



                                      AND



                         HORNOR, TOWNSEND & KENT, INC.
                                 (DISTRIBUTOR)



                INDIVIDUAL VARIABLE AND FIXED ANNUITY CONTRACTS
                -----------------------------------------------



                         DATED AS OF DECEMBER 1, 1998

     AGREEMENT made as of the 1st day of December, 1998, between THE PENN MUTUAL LIFE INSURANCE COMPANY ("Penn Mutual"), a Delaware corporation, and HORNOR, TOWNSEND & KENT, INC. ("Distributor"), a Pennsylvania corporation.

     WITNESSETH:

     WHEREAS, Penn Mutual is engaged in the business of issuing variable annuity and fixed contracts to the public;

     WHEREAS, Distributor is licensed as a life insurance agent of Penn Mutual under state insurance laws, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.; and

     WHEREAS, Penn Mutual desires to appoint Distributor to distribute variable and fixed annuity contracts and Distributor desires to accept such appointment;

     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:


1.   APPOINTMENT OF DISTRIBUTOR
     --------------------------

     1.1 Subject to the terms and conditions herein contained, Penn Mutual appoints Distributor as a nonexclusive distributor of its variable and fixed annuity contracts (herein referred to as the "Contracts").

2.   DISTRIBUTION OF CONTRACTS THROUGH OTHER AGENT/BROKER-DEALERS
     ------------------------------------------------------------

     2.1 Distributor shall use its best efforts to distribute the Contracts through qualified agent/broker-dealers in states and jurisdictions in which Distributor may legally do so. Distributor shall assist Penn Mutual in selecting, providing information to, and monitoring the performance of, such agent/broker-dealers. Distributor shall distribute the Contracts pursuant to selling agreements among Penn Mutual, Distributor and qualified agent/broker-dealers.

3.   COMPLIANCE WITH LAWS AND REGULATIONS
     ------------------------------------

     3.1 Distributor shall strictly comply with all applicable insurance laws and regulations in distributing Contracts and shall take all reasonable measures to assure that its officers, directors, employees and other individuals acting on its behalf comply with the applicable insurance laws and regulations.

     3.2 Distributor shall strictly comply with all applicable securities laws and regulations and with the rules of the National Association of Securities Dealers, Inc. in distributing Contracts that are deemed to be securities within the meaning of applicable securities laws, and shall take all reasonable measures to assure that its officers, directors, employees and other individuals acting on its behalf comply with the applicable securities laws, regulations and rules.

     3.3 Penn Mutual shall furnish Distributor with copies of the current prospectus filed with the Securities and Exchange Commission (and filed with any state securities regulatory office, if required) and required to be used in distributing the Contracts.

     3.4 Distributor shall not print, publish, distribute or use any advertisement, sales literature or other writing relating to the Contracts unless such advertisement, sales literature or other writing shall have first been approved in writing by Penn Mutual.


4.   MISCELLANEOUS
     -------------

     4.1 Distributor shall cooperate with Penn Mutual in investigating and settling all claims which may be made against Penn Mutual involving the distribution of Contracts. Distributor shall promptly forward to Penn Mutual any notice of claim or relevant information concerning a potential claim which may come into its possession, and shall promptly forward to Penn Mutual any legal papers served on Distributor involving such claim.

     4.2 Distributor shall indemnify and hold harmless Penn Mutual and each director and officer of Penn Mutual against any losses, damages, or liabilities, insofar as such losses, damages, and liabilities arise out of or are based upon any unauthorized act of Distributor in distributing the Contracts or the failure of Distributor and its officers, employees and representatives to comply with the provisions of this Agreement.

     4.3 Penn Mutual shall indemnify and hold harmless Distributor and each director and officer against any losses, damages or liabilities, to which Distributor or such director or officer becomes subject, under the Securities Act of 1933 or otherwise, insofar as such losses, damages and liabilities arise out of or are based upon any inaccurate or inadequate statement in the Registration Statement for the Contracts.

     4.4 This Agreement may be terminated, without cause, by either party upon thirty days prior written notice. This Agreement may be terminated, for cause, by either party immediately.

     4.5 This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year written above.

                                   THE PENN MUTUAL LIFE INSURANCE COMPANY

Attest


_____________________________      By_______________________________________
ASSOCIATE SECRETARY                   Richard F. Plush
                                      Vice President, Products and Service

                                   HORNOR TOWNSEND & KENT, INC.

Attest

_____________________________      By_______________________________________
                                      Rohn C. Zimmerman
                                      President and Chief Executive Officer

                                                                    Exhibit 3(d)


National Accounts - Broker-Dealers Licensed to Sell Variable Annuities and/or Variable
Life Insurance under Federal Securities and
State Insurance Laws


                        BROKER-DEALER SELLING AGREEMENT

               THE PENN MUTUAL LIFE INSURANCE COMPANY (hereinafter called "Penn Mutual") and Hornor, Townsend & Kent, Inc. (hereinafter called "Distributor") enter into this Agreement with __________________ _______________________ (hereinafter called "Broker-Dealer") on this date ______________, 19_______ agree as follows:


               W I T N E S S E T H :
               WHEREAS, Penn Mutual is in the business of issuing annuity and life insurance contracts to the public;

               WHEREAS, Distributor is a wholly owned subsidiary of Penn Mutual, is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers, Inc., and is assisting Penn Mutual in the distribution of such contracts;

               WHEREAS, Broker-Dealer is properly licensed to sell variable annuity and variable life insurance contracts under the insurance laws of the state(s) in which Broker-Dealer will act under this agreement, is registered as a Broker-Dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealer, Inc.;

               NOW THEREFORE, in consideration of these premises and mutual covenants herein contained, the parties agree as follows:


1. Appointment of       1.1 Subject to the terms and conditions of this
                        agreement, Penn Mutual and Distributor appoint Broker-
   Broker-Dealer        Dealer as a non-exclusive Broker-Dealer for the
                        solicitation of applications for, and the servicing of, annuity and/or variable life insurance contracts identified in the schedule(s) attached hereto, and Broker-Dealer accepts such appointment. The annuity and/or variable life insurance contracts identified in the schedules(s) are referred to herein as "Contracts".
                        1.2 Broker-Dealer and its representatives shall be independent contractors as to Penn Mutual and Distributor and, subject to the terms and conditions of this agreement, free to exercise their own judgment as to the time, place and means of performing all acts hereunder. Nothing in this agreement is intended to create a relationship of employer and employee as between Penn Mutual or Distributor, on the one hand, and representatives of Broker-Dealer on the other.

2. Sale of Contracts.   2.1 Broker-Dealer shall use its best efforts to solicit
                        applications for Contracts from persons for whom the Contracts are suitable,and to service such Contracts in accordance with the terms and conditions of this agreement.
                        2.2 All applications for Contracts shall be made on application forms authorized by Penn Mutual. Broker-
                        Dealer shall diligently review all such applications for accuracy and completeness and shall take all reasonable and appropriate measures to assure that applications submitted to Penn Mutual are accurate and complete.
                        2.3 All payments collected by Broker-Dealer for Penn
                        Mutual shall be received in trust and shall be remitted immediately together with all required documentation, to Penn Mutual at the address indicated on the application or to such other address as Penn Mutual may specify in writing. All checks or money orders for payment under Contracts shall be drawn to the order of Penn Mutual.

                        2.4 All applications are subject to acceptance or rejection by Penn Mutual in its sole discretion. Penn Mutual may at any time in its sole discretion discontinue issuing the Contracts or change the form and content of new Contracts to be issued.
                        2.5 In soliciting applications for Contracts, Broker-Dealer may not accept risks of any kind for or on behalf of Penn Mutual and may not bind Penn Mutual by promise or agreement or alter any Contract in any way.

  3. Compensation.      3.1 In consideration of and as full compensation for the
                        services performed in accordance with this agreement, Broker-Dealer will receive compensation from Penn Mutual as set forth in the schedule(s) attached to this agreement.
                        3.2. Should Penn Mutual for any reason return any payment made under a Contract to the payor, Broker-
                        Dealer shall repay Penn Mutual the total amount of any compensation which Penn Mutual may have paid with respect to such payment.
                        3.3 Broker-Dealer may not withhold or deduct any part of any premium or other payment due Penn Mutual for payment of compensation under this agreement or for any other purpose. The right of Broker-Dealer to receive any compensation under this agreement shall at all times be subordinate to the right of Penn Mutual or Distributor to offset or apply such compensation against any indebtedness of Broker-Dealer to Penn Mutual or Distributor.
                        3.4 Penn Mutual may, in its sole discretion, change the amount, terms and conditions, of compensation with respect to payment received by Penn Mutual under Contracts.
                        3.5 Penn Mutual shall not be obligated to pay any compensation which would be in violation of applicable laws of any jurisdiction, anything in this agreement to the contrary notwithstanding.

  4. Compliance With    4.1 Broker-Dealer and its representative shall not
                        solicit applications for Contracts in any state or
     Insurance Laws     jurisdiction unless they are duly licensed and qualified
                        to do so under the insurance laws and regulations of the
     and Regulations.   state or jurisdiction and unless Penn Mutual has
                        notified Broker-Dealer that the Contracts have been approved for sale in the state or jurisdiction.
                        4.2 Penn Mutual may at any time, in its sole discretion, withhold or withdraw authority of any representative of Broker-Dealer to solicit applications for the Contracts.
                        Upon Penn Mutual giving written notice to Broker-Dealer of its withdrawal of authority of a representative to solicit applications, Broker-Dealer shall immediately cause any such representative to cease all such solicitations.
                        4.3 Broker-Dealer shall notify Penn Mutual in writing immediately of the termination of the employment or affiliation of an employee or representative who is an appointed agent of Penn Mutual pursuant to this agreement.
                        4.4 Broker-Dealer shall keep accurate and complete books and records of all transactions relating to the solicitation of applications and for servicing
                        Contracts. The books and records shall be made available to Penn Mutual for inspection upon reasonable request.
                        4.5 If Broker-Dealer solicits applications for variable life insurance contracts under this agreement, Broker-
                        Dealer and its representative shall observe the Standards of Suitability for the Sale of Variable Life
                        Insurance set forth on the reverse side of the schedule attached hereto identifying such contacts.
                        4.6 Broker-Dealer and its representatives shall comply with all applicable insurance laws and regulations in soliciting applications for and servicing Contracts.
                        Broker-Dealer shall be fully responsible for all acts of its representatives in soliciting applications for and servicing Contracts.

  5. Compliance With    5.1 Broker-Dealer shall not solicit applications for
                        variable annuity or variable life insurance contracts
     Securities Laws.   unless Penn Mutual or Distributor has notified Broker-
                        Dealer that a registration statement required under the Securities Act of 1933 is effective as to such contracts and unless Broker-Dealer is duly registered as a broker-dealer under the Securities Exchange Act of 1934, is a member in good standing of the National Association of Securities Dealers, Inc. and is duly licensed under any applicable securities laws of the state or jurisdiction in which Broker-Dealer engages in such activity.
                         5.2 Penn Mutual or Distributor shall furnish Broker-Dealer with copies of the current prospectuses (and current supplements thereto) required to be used in soliciting application for variable annuity and/or variable life insurance contracts.
                         5.3 Broker-Dealer and its representatives shall comply with all applicable securities laws and regulations and with the rules of the National Association of Securities Dealers, Inc. in soliciting applications for and servicing variable annuity and/or variable life insurance contracts. Broker-Dealer shall be fully responsible for all acts of its representatives in soliciting applications for and servicing variable annuity and/or variable life insurance contracts.

  6. Advertisements,     6.1 Broker-Dealer shall not print, publish, distribute
                         or use any advertisements, sales literature or other
     Sales Literature    writing relating to the Contracts unless such
                         advertisements, sales literature or other writing shall have first been approved in writing by Penn Mutual and Distributor.
                         6.2 Broker-Dealer shall exercise care not to misrepresent the Contracts or Penn Mutual and shall make no oral or written representation which is inconsistent with the terms of the Contracts or with the information in any prospectus or sales literature furnished by Penn Mutual or it misleading in any way.

  7. Indemnification.    7.1 Broker-Dealer shall indemnify or hold harmless Penn
                         Mutual and Distributor and each director and officer of Penn Mutual and Distributor against any losses, claims, damages or liabilities, including but not limited to reasonable attorneys' fees and court cost to which Penn
                         Mutual or Distributor and any such director or officer may become subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any unauthorized use of sales materials or any verbal or written misrepresentations or any unlawful sales practices, or the failure of Broker-Dealer, its officers, employees or representative to comply with the provisions of this agreement or the willful misfeasance, bad faith, negligence or misconduct of Broker-Dealer, its officers, employees, or representatives in the solicitation of applications for and the servicing of Contracts.
                         7.2 Penn Mutual and Distributor shall indemnify and hold harmless Broker-Dealer and each officer or director of Broker-Dealer against any losses, claims, damages or liabilities, joint or several, including but not limited to reasonable attorneys' fees and court cost, to which Broker-Dealer or such officer or director becomes subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact, required to be stated therein or necessary to make the statements therein not misleading, contained in any registration statement or any post-effective amendment or supplement to the prospectus, or in any sales material written by Penn Mutual or Distributor.
                         7.3 In the event Penn Mutual suffers a loss resulting from Broker-Dealer activities, Broker-Dealer hereby assigns any proceeds received under its fidelity bond to Penn Mutual to the extent of such losses. If there is any deficiency amount, whether due to a deductible or otherwise, Broker-Dealer shall promptly pay Penn
                         Mutual such amount on demand and Broker-Dealer shall indemnify and hold harmless Penn Mutual from any such deficiency and from the costs of collection thereof
                         (including reasonable attorneys' fees).

  8. Complaints,         8.1 Broker-Dealer shall promptly notify Penn Mutual and
                         Distributor of any allegation that Broker-Dealer or any
     Investigations      of its representatives violated any law, regulation or
                         rule in soliciting applications for or servicing
     & Proceedings.      Contracts,and shall provide Penn Mutual with full
                         details, including copies of all legal documents pertaining thereto.
                         8.2 Broker-Dealer shall cooperate fully with Penn
                         Mutual and Distributor in any regulatory investigation or proceeding or judicial proceeding involving the solicitation of application for and servicing Contracts by Broker-Dealer or any of its representatives.

  9. Nonwaiver.         9.1 Forbearance by Penn Mutual or Distributor to enforce
                        any rights under this agreement shall not be construed as a waiver of any of the terms and conditions of this agreement and the same shall remain in full force and effect. No waiver of any provision of this agreement shall be deemed to be a waiver of any other provision, whether or not similar, nor shall any waiver of a provision of this agreement be deemed to constitute a continuing waiver.

  10. Amendment.        10.1 Penn Mutual reserves the right to amend this
                        Agreement at any time. Broker-Dealer's submission of an application for a Contract after notice of any such amendment shall constitute agreement of Broker-Dealer to such amendment.

  11. Termination and   11.1 This agreement may be terminated by any party, with
                        or without cause, upon giving written notices to the
      Assignment.       other parties. This agreement shall automatically
                        terminate if Broker-Dealer is adjudicated as bankrupt or avails itself of any insolvency act or if a permanent receiver or trustee in bankruptcy is appointed for the property of Broker-Dealer. Upon termination of this agreement, with or without cause, all authorizations, rights and obligations shall cease, except the rights and obligations set forth in sections 7 and 8 of this agreement and the obligations to settle account hereunder, including the immediate forwarding of all payments received by Broker-Dealer under Contract to Penn Mutual, and except as may be expressly stated otherwise in this agreement.
                        11.2 This agreement may not be assigned without the written consent of all parties.

12. Governing Law.      12.1 This agreement shall be construed in accordance
                        with and governed by the laws of the Commonwealth of Pennsylvania.

                        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first written.


                           ___________________________________________________
                           ___________________
                                                        Name of Broker-Dealer


                           By:
                           ___________________________________________________
                           __________________
                                                        Signature


                           ___________________________________________________
                           ________________

                                                        Name


                           ___________________________________________________
                           ________________

                                                                Title



                           THE PENN MUTUAL LIFE INSURANCE COMPANY


                           By:
                           ___________________________________________________
                           _______________

                                                                Signature


                           ___________________________________________________
                           ________________

                                                                Name


                           ___________________________________________________
                           ________________

                                                                Title



                           HORNOR, TOWNSEND & KENT, INC.


                           By:
                           ___________________________________________________

                                                                Signature


                           ___________________________________________________
                                                                Name


                           ___________________________________________________
                                                                Title

                           SCHEDULE A TO THE FOLLOWING SELLING AGREEMENTS:
                           BROKER-DEALER SELLING AGREEMENT
                           BROKER-DEALER SELLING AGREEMENT - FORM A-2
                           CORPORATE INSURANCE AGENT
                           SELLING AGREEMENT - FORM A-1
                                                  (EDITION OF OCTOBER, 1997)

                           Subject to the conditions and limitations of the Broker's Selling Agreement, Broker is authorized to solicit applications for the following contracts issued by Penn Mutual (hereinafter referred to as "contracts"), prior to termination of Broker's Selling Agreement. No fee shall be paid with respect to a purchase payment made after the Broker's Selling Agreement has been terminated. Amounts transferred among contracts are not purchase payments within the meaning of the Broker's Selling Agreement or this Schedule. This Schedule replaces and supersedes any and all prior Schedules attached to the Broker's Selling Agreement.

                           1. INDIVIDUAL FIXED ANNUITY CONTRACTS - DIVERSIFIER II Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing or servicing a Diversifier II Individual Variable and Fixed Annuity Contract equal to 6% of any purchase payment made under such contract and a fee for placing and servicing a Diversifier II Fixed-Only Annuity Contract equal to 5% of any purchase payment under such contract. If the Annuitant or Contractowner (other than a trustee of a qualified plan) is over age 81 on the date the Diversifier II contract is issued, the fee shall be limited as follows: 80% of such fee if the Annuitant or contractowner is age 82; 60% of such fee if the Annuitant or contractowner is age 83; 40% of such fee if the Annuitant or contractowner is age 84; 20% of such fee if the Annuitant or contractowner is age 85.

                           2. INDIVIDUAL FIXED ANNUITY CONTRACTS - TRADEWIND Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing or servicing TradeWind Annuity (TM) Contract equal to 6% of any purchase payment under such contact. If the Annuitant or Contractowner (other than a trustee of a qualified plan) is over age 81 on the date the TradeWind (TM) contract is issued, the fee shall be limited as follows: 80% of such fee if the Annuitant or contractowner is age 82; 60% of such fee if the Annuitant or contractowner is age 83; 40% of such fee if the Annuitant or contractowner is age 84; 20% of such fee if the Annuitant or contractowner is age 85.

                           3. SINGLE PREMIUM IMMEDIATE ANNUITIES Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing a Single Premium Immediate Annuity equal to 4% of the single premium received under such contract.

                           4. GROUP COVERAGES Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing, or servicing group annuity policies, specifically, a group annuity contract of Penn Mutual on Contract Forms D1-1088 (N.Y.), D1-1088A (N.Y.) and any other policies in the D1-1088 series, (a contract on any such form being hereinafter called a "Diversifier I Flex Group Annuity"), placed in force through Broker under this agreement in amounts equivalent to a percentage of such premiums. Such percentage or table of percentages shall be as agreed in amounts equivalent to a percentage of such premiums. Said written documentation of Broker's fee shall be submitted to Penn Mutual with the Diversifier I Flex Group Annuity application on a form signed by the plan trustee and agreed to by the Penn Mutual home office. No compensation shall be payable pursuant to this agreement which would be in excess of the limits of Section 4228 of the Insurance Law of the State of New York for the sale of insurance products.
                           5. VARIABLE ESTATEMAX
                           During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be compensated as follows with respect to a policy of Penn Mutual know as the Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy (Policy Forms VALJ-94(S) and VALJ-94(U)), (a policy on any such form being hereinafter called a "Variable EstateMax Policy"), that is placed in force under this agreement. With respect to each Variable EstateMax Policy, Broker-Dealer may elect to receives fees under Option 1 or 2. If no option is selected the default will be Option 1. Once each policy is in force, no changes will be permitted to the choice of compensation.

A.   OPTION 1.
     ---------
     (a)  Basic First Year Compensation
          -----------------------------
          A fee for the first policy year of 50% of A plus 2.0% of B where A is equal to the lesser of:
          (i)  the premium paid in year 1
          (ii) the target premium for the policy, or
          (iii) the lesser of the premium scheduled to be paid in year 1 or 2, and B is equal to the excess of the premium paid in year 1 over A. Target premiums are maintained on file in Penn Mutual's Home Office.

     (b)  Renewal Compensation
          --------------------
        A fee for the second through fifteenth years equal to 2.0% of the premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of the premium paid for the policy year in question.

B.   OPTION 2
     --------
     (a) Basic First Year Compensation
         -----------------------------
             Basic First Year Compensation is the same as in Option 1.
     (b)     Renewal Compensation
             --------------------
        Additionally, for the second through tenth policy years equal to 1.0% of the premium paid for the policy year in question, and no fee for the eleventh and later policy years. Additionally, for the second through tenth policy years, an fee equal to 0.008333% of the policy value on each monthly anniversary. Monthly anniversary is defined as the day in each calendar month which is the same day of the month as the Policy Date. For the eleventh and later policy years, fee equal to 0.020833% of the policy value on each monthly anniversary. Policy value is as defined in the policy.

C.   EXPENSE ALLOWANCE
     -----------------
        For each calendar month while Broker-Dealer Selling Agreement is in effect and before its termination, Broker-Dealer shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Broker-Dealer that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Broker-Dealer that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Broker-Dealer to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation during the calendar month for which this allowance is being calculated.

D.   COMPENSATION CHARGEBACKS
     ------------------------
        A percentage of total compensation (including expense allowance, if any) will be charged back for lapses, surrenders or if a policy is unwound during the first policy year and during the 12 policy months following an increase. The percentage is shown below and will vary depending on the policy month of lapse/surrender/unwind.

     Month of           Chargeback
     Lapse/Surrender/   Percentage
     Unwind
     ------
     0-6                100%
     7-12               50%

6. CORNERSTONE VARIABLE UNIVERSAL LIFE
During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be compensated as follows with respect to a policy of Penn Mutual know as the Flexible Premium Adjustable Variable Life Insurance Policy (Policy Forms VU-90(S) and VU-90(U)), (a policy on any such form being hereinafter called a "Cornerstone VUL Policy"), that is placed in force through Agent under this agreement:

     A.  OPTION 1
         --------
     (a) Basic First Year Compensation
         -----------------------------
             A fee for the first policy year of 50% of A plus 3.75% of B where
             A is equal to the lesser of:
                   (i) the premium paid in year 1
             (ii) the target premium for the policy, or
                   (iii) the lesser of the premium scheduled to be paid in year 1 or 2, and B is equal to the excess of the premium paid in year 1 over A. Target premiums are maintained on file in Penn Mutual's Home Office.

          If the insured is over attained age 75 when the policy is issued, the fee for the first policy year will be limited to 35% of A plus 3.75% of B.
     (b)  Renewal Compensation
          --------------------
        A fee for the second and third policy years of 4% (4.0% where the insured has an attained age greater than 75) of an amount equal to premium paid for the policy year in question, a fee for the fourth through fifteenth years, equal to 4.0% of the premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of the premium paid for the policy year in question.

     (c)  Basic Compensation on Increases
          -------------------------------
        In the case of an increase in the Specified Amount of insurance, a fee of 46% (31% where the insured has an attained age greater than 75 of C where: C is equal to the lesser of:
                   (i) the premium paid in the twelve months following the effective date of the increase,
                   (ii) the target premium for the amount of the increase, or
                   (iii) the increase in the scheduled premium.

     B.   OPTION 2
          --------
     (a)  Basic First Year Compensation
          -----------------------------
          Basic First Year Compensation is the same as in Option 1.
     (b)  Renewal Compensation
          --------------------
        A fee for the second through tenth policy years equal to 3.0% of the premium paid for the policy year in question, and no fee for the eleventh and later policy years. Additionally, for the second through tenth policy years, an fee equal to 0.008333% of the policy value on each monthly anniversary. Monthly anniversary is defined as the day in each calendar month which is the same day of the month as the Policy Date. For the eleventh and later policy years, fee equal to 0.020833% of the policy value on each monthly anniversary. Policy value is as defined in the policy.

     (c)   Basic Compensation on Increases
           -------------------------------
        In the case of an increase in the Specified Amount of insurance, a fee of 47% (32% where the insured has an attained age greater than 75) of C where:
            C is equal to the lesser of:
            (i) the premium paid in the twelve months following the effective date of the increase
            (ii) the target premium for the amount of the increase, or
            (iii) the increase in the scheduled premium.

     C.  EXPENSE ALLOWANCE
         -----------------
     For each calendar month while Broker-Dealer Selling Agreement is en effect and before its termination, Broker-Dealer shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Broker-Dealer that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Broker-Dealer that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Broker-Dealer to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation during the calendar month for which this allowance is being calculated.

     D.  COMPENSATION CHARGEBACKS
         ------------------------
     A percentage of total compensation (including expense allowance, if any) will be charged back for lapses, surrenders or if a policy is unwound during the first policy year and during the 12 policy months following an increase. The percentage is shown below and will vary depending on the policy month of lapse/surrender/unwind.

          Month of            Chargeback
          Lapse/Surrender/    Percentage
          Unwind
          ------
          0-3                 100%

          4-6                  75%
          7-9                  50%
          10-12                25%

7.  CORNERSTONE VARIABLE UNIVERSAL LIFE II
During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be paid a fee for soliciting applications and servicing a policy of Penn Mutual known as the Flexible Premium Adjustable Variable Universal Life Insurance Policy (Policy Forms VU-94(S) and VU-94(U)), (a policy on any such form being hereinafter called a "Cornerstone VUL II Policy"), that is placed in force before termination of this agreement. With respect to each Cornerstone VUL II Policy, Broker-Dealer may elect to receives fees under Option 1 or 2. If no option is selected the default will be Option 1. Once each policy is in force, no changes will be permitted to the choice of compensation.

     A.  OPTION 1
         --------
     (a)    Basic First Year Compensation
            -----------------------------
         A fee for the first policy year equal to 50% of A plus 3.3% of B where A is equal to the lesser of:
               (i) the premium paid in year 1
               (ii) the target premium for the policy, or
               (iii) the lesser of the premium scheduled to be paid in year 1 or 2, and
         B is equal to the excess of the premium paid in year 1 over A. Target premiums are maintained on file in Penn Mutual's Home Office. If the insured is over attained age 75 when the policy is issued, the fee for the first policy year will be limited to 35% of A plus 3.3% of B.
     (b)    Renewal Compensation
            --------------------
         A fee for the second through fifteenth years equal to 3.0% of the premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of the premium paid for the policy year in question.
     (c)    Basic Compensation on Increases
            -------------------------------
         In the case of an increase in the Specified Amount of insurance, a fee of 47% (32% where the insured has an attained age greater than 75) of C where:
            C is equal to the lesser of:
            (i) the premium paid in the twelve months following the effective date of the increase
            (ii) the target premium for the amount of the increase, or
            (iii) the increase in the scheduled premium.

     B.  OPTION 2
         --------
     (a)    Basic First Year Compensation
            -----------------------------
            Basic First Year Compensation is the same as in Option 1.
     (b)    Renewal Compensation
            --------------------
                     A fee for the second through tenth policy years equal to 2.0% of the premium paid for the policy year in question, and no fee for the eleventh and later policy years. Additionally, for the second through tenth policy years, an fee equal to 0.008333% of the policy value on each monthly anniversary. Monthly anniversary is defined as the day in each calendar month which is the same day of the month as the Policy Date. For the eleventh and later policy years, fee equal to 0.020833% of the policy value on each monthly anniversary. Policy value is as defined in the policy.
     (c)    Basic Compensation on Increases
            -------------------------------
        In the case of an increase in the Specified Amount of insurance, a fee of 47% (32% where the insured has an attained age greater than 75) of C where:
            C is equal to the lesser of:
            (i) the premium paid in the twelve months following the effective date of the increase
            (ii) the target premium for the amount of the increase, or
            (iii) the increase in the scheduled premium.

     C.     EXPENSE ALLOWANCE
            -----------------

                For each calendar month while Broker-Dealer Selling Agreement is in effect and before its termination, Broker-Dealer shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Broker-Dealer that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Broker-Dealer that would cause the total of such allowances to exceed the limits of Section 42289 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Broker-Dealer to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation during the calendar month for which this allowance is being calculated.

     D. COMPENSATION CHARGEBACKS
        ------------------------
             A percentage of total compensation (including expense allowance, if any) will be charged back for lapses, surrenders or if a policy is unwound during the first policy year and during the 12 policy months following an increase. The percentage is shown below and will vary depending on the policy month of lapse/surrender/unwind.

                  Month of Lapse/             Chargeback
                  Surrender/ Unwind           Percentage
                  -----------------           ----------
                       0-3                       100%
                       4-6                        75%
                       7-9                        50%
                       10-12                      25%

8. REPLACEMENT OF PENN MUTUAL POLICES
It is agreed that the compensation otherwise payable to Broker-Dealer for any policy shall be reduced in accordance with the replacement control program in effect at the time such policy is placed in force. It is anticipated that such replacement control program may be changed form time to time as to policies in force after such change.

9. POLICY DELIVERY RECEIPT
It is agreed that the Broker-Dealer shall be responsible for obtaining a signed policy delivery receipt in accordance with Company policy.

The Penn Mutual Life Insurance Company
Philadelphia, PA 19172

Independent Broker/Dealers

SCHEDULE A TO THE FOLLOWING SELLING AGREEMENTS:
               BROKER-DEALER SELLING AGREEMENT
               BROKER-DEALER SELLING AGREEMENT - FORM A-2
               CORPORATE INSURANCE AGENT SELLING AGREEMENT - FORM A-1 (EDITION OF NOVEMBER, 1998)

Subject to the conditions and limitations of the Broker's Selling Agreement, Broker is authorized to solicit applications for the following contracts issued by Penn Mutual (hereinafter referred to as "contracts"), prior to termination of Broker's Selling Agreement. No fee shall be paid with respect to a purchase payment made after the Broker's Selling Agreement has been terminated. Amounts transferred among contracts are not purchase payments within the meaning of the Broker's Selling Agreement or this Schedule. This Schedule replaces and supersedes any and all prior Schedules attached to the Broker's Selling Agreement.

1. INDIVIDUAL FIXED ANNUITY CONTRACTS - DIVERSIFIER II

Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing or servicing a Diversifier II Individual Variable and Fixed Annuity Contract equal to 6% of any purchase payment made under such contract and a fee for placing and servicing a Diversifier II Fixed-Only Annuity Contract equal to 5% of any purchase payment under such contract. If the Annuitant or Contractowner (other than a trustee of a qualified plan) is over age 81 on the date the Diversifier II contract is issued, the fee shall be limited as follows: 80% of such fee if the Annuitant or contractowner is age 82; 60% of such fee if the Annuitant or contractowner is age 83; 40% of such fee if the Annuitant or contractowner is age 84; 20% of such fee if the Annuitant or contractowner is age 85.

2. INDIVIDUAL FIXED ANNUITY CONTRACTS - TRADEWIND

Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing or servicing TradeWind Annuity Contract equal to 6% of any purchase payment under such contact. If the Annuitant or Contractowner (other than a trustee of a qualified plan) is over age 81 on the date the TradeWind contract is issued, the fee shall be limited as follows: 80% of such fee if the Annuitant or contractowner is age 82; 60% of such fee if the Annuitant or contractowner is age 83; 40% of such fee if the Annuitant or contractowner is age 84; 20% of such fee if the Annuitant or contractowner is age 85.

3. SINGLE PREMIUM IMMEDIATE ANNUITIES

Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing a Single Premium Immediate Annuity equal to 4% of the single premium received under such contract.

4. GROUP COVERAGES

Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing, or servicing group annuity policies, specifically, a group annuity contract of Penn Mutual on Contract Forms D1-1088 (N.Y.), D1-1088A (N.Y.) and any other policies in the D1-1088 series, (a contract on any such form being hereinafter called a "Diversifier I Flex Group Annuity"), placed in force through Broker under this agreement in amounts equivalent to a percentage of such premiums. Such percentage or table of percentages shall be as agreed in amounts equivalent to a percentage of such premiums. Said written documentation of Broker's fee shall be submitted to Penn Mutual with the Diversifier I Flex Group Annuity application on a form signed by the plan trustee and agreed to by the Penn Mutual home office. No compensation shall be payable pursuant to this agreement which would be in excess of the limits of Section 4228 of the Insurance Law of the State of New York for the sale of insurance products.

5. VARIABLE ESTATEMAX

          During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be compensated as follows with respect to a policy of Penn Mutual know as the Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy (Policy Forms VALJ-94(S) and VALJ-94(U)), (a policy on any such form being hereinafter called a "Variable EstateMax Policy"), that is placed in force under this agreement. With respect to each Variable EstateMax Policy, Broker-Dealer may elect to receives fees under Option 1 or 2. If no option is selected the default will be Option 1. Once each policy is in force, no changes will be permitted to the choice of compensation.

     A.      OPTION 1.
             ---------

             (a)  Basic First Year Compensation
                  -----------------------------

                 A fee for the first policy year of 50% of A plus 2.0% of B where A is equal to the lesser of:

               (i)    the premium paid in year 1

               (ii)   the target premium for the policy, or

               (iii) the lesser of the premium scheduled to be paid in year 1 or 2, and

               B is equal to the excess of the premium paid in year 1 over A.
              Target premiums are maintained on file in Penn Mutual's Home
              Office.

               (b)  Renewal Compensation
                    --------------------

             A fee for the second through fifteenth years equal to 2.0% of the premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of the premium paid for the policy year in question.

B.                  OPTION 2
                    --------

               (a) Basic First Year Compensation
                   ------------------------------

               Basic First Year Compensation is the same as in Option 1.

               (b) Renewal Compensation
                   --------------------

               Additionally, for the second through tenth policy years equal to 1.0% of the premium paid for the policy year in question, and no fee for the eleventh and later policy years. Additionally, for the second through tenth policy years, an fee equal to 0.08333% of the policy value on each monthly anniversary. Monthly anniversary is defined as the day in each calendar month which is the same day of the month as the Policy Date. For the eleventh and later policy years, fee equal to 0.020833% of the policy value on each monthly anniversary. Policy value is as defined in the policy.

C.                  EXPENSE ALLOWANCE
                    -----------------

                    For each calendar month while Broker-Dealer Selling
               Agreement is in effect and before its termination, Broker-Dealer shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Broker-Dealer that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Broker-Dealer that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Broker-Dealer to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation during the calendar month for which this allowance is being calculated.

D.                  COMPENSATION CHARGEBACKS
                    ------------------------

                    A percentage of total compensation (including expense
               allowance, if any) will be charged back for lapses, surrenders or if a policy is unwound during the first policy year and during the 12 policy months following an increase. The percentage is shown below and will vary depending on the policy month of lapse/surrender/unwind.


                    Month of  Chargeback

                    Lapse/Surrender/  Percentage

                    Unwind
                    ------

                      0-6       100%

                      7-12                50%

6. CORNERSTONE VARIABLE UNIVERSAL LIFE

          During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be compensated as follows with respect to a policy of Penn Mutual know as the Flexible Premium Adjustable Variable Life Insurance Policy (Policy Forms VU-90(S) and VU-90(U)), (a policy on any such form being hereinafter called a "Cornerstone VUL Policy"), that is placed in force through Agent under this agreement:

               A.  OPTION 1
                   --------

               (a) Basic First Year Compensation
                   -----------------------------

                         A fee for the first policy year of 50% of A plus
               3.75% of B where

                         A is equal to the lesser of:

                      (i) the premium paid in year 1

                 (ii) the target premium for the policy, or

          (iii) the lesser of the premium scheduled to be paid in year 1 or 2, and B is equal to the excess of the premium paid in year 1 over A. Target premiums are maintained on file in Penn Mutual's Home Office.

          (b)  Renewal Compensation
               --------------------

          A fee for the second and third policy years of 4% of an amount equal to premium paid for the policy year in question, a fee for the fourth through fifteenth years, equal to 4.0% of the premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of the premium paid for the policy year in question.

          (c) Basic Compensation on Increases
              -------------------------------

          In the case of an increase in the Specified Amount of insurance, a fee of 46% of C where:

          C is equal to the lesser of:

               (i) the premium paid in the twelve months following the effective date of the increase,

               (ii) the target premium for the amount of the increase, or

               (iii) the increase in the scheduled premium.

          B.   OPTION 2
               --------

          (a)  Basic First Year Compensation
               -----------------------------

               Basic First Year Compensation is the same as in Option 1.

          (b)  Renewal Compensation
               --------------------

          A fee for the second through tenth policy years equal to 3.0% of the premium paid for the policy year in question, and no fee for the eleventh and later policy years. Additionally, for the second through tenth policy years, an fee equal to 0.08333% of the policy value on each monthly anniversary. Monthly anniversary is defined as the day in each calendar month which is the same day of the month as the Policy Date. For the eleventh and later policy years, fee equal to 0.020833% of the policy value on each monthly anniversary. Policy value is as defined in the policy.

          (c)  Basic Compensation on Increases
               -------------------------------

          In the case of an increase in the Specified Amount of insurance, a fee of 47% of C where:

               C is equal to the lesser of:

               (i) the premium paid in the twelve months following the effective date of the increase

               (ii)  the target premium for the amount of the increase, or

               (iii) the increase in the scheduled premium.

               C.   EXPENSE ALLOWANCE
                    -----------------

          For each calendar month while Broker-Dealer Selling Agreement is en effect and before its termination, Broker-Dealer shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Broker-Dealer that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Broker-Dealer that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Broker-Dealer to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation during the calendar month for which this allowance is being calculated.

          D.   COMPENSATION CHARGEBACKS
                ------------------------

               A percentage of total compensation (including expense allowance, if any) will be charged back for lapses, surrenders or if a policy is unwound during the first policy year and during the 12 policy months following an increase. The percentage is shown below and will vary depending on the policy month of lapse/surrender/unwind.


               Month of            Chargeback

               Lapse/Surrender/    Percentage

               Unwind
               ------

               0-3                  100%

               4-6                   75%

               7-9                   50%

               10-12                 25%


7.  Cornerstone UNIVERSAL LIFE II

               During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be paid a fee for soliciting applications and servicing a policy of Penn Mutual known as the Flexible Premium Adjustable Variable Universal Life Insurance Policy (Policy Forms VU-94(S) and VU-94(U)), (a policy on any such form being hereinafter called a "Cornerstone VUL II Policy"), that is placed in force before termination of this agreement. With respect to each Cornerstone VUL II Policy, Broker-Dealer may elect to receives fees under Option 1 or 2. If no option is selected the default will be Option 1. Once each policy is in force, no changes will be permitted to the choice of compensation.

                    A.   OPTION 1
                         --------

                    (a)    Basic First Year Compensation
                           -----------------------------

                           A fee for the first policy year equal to 50% of A plus 3.3% of B where

                           A is equal to the lesser of:

                              (i)   the premium paid in year 1

                              (ii)  the target premium for the policy, or

                              (iii) the lesser of the premium scheduled to be
                                    paid in year 1 or 2, and

               B is equal to the excess of the premium paid in year 1 over A. Target premiums are maintained on file in Penn Mutual's Home Office.

               (b)    Renewal Compensation
                      --------------------

               A fee for the second through fifteenth years equal to 3.0% of the premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of the premium paid for the policy year in question.

               (c)  Basic Compensation on Increases
                    -------------------------------

               In the case of an increase in the Specified Amount of insurance, a fee of 47% of C where:

                    C is equal to the lesser of:

                         (i) the premium paid in the twelve months following
               the effective date of the increase

                         (ii) the target premium for the amount of the increase
                              or

                         (iii) the increase in the scheduled premium.

               B.  OPTION 2
                   --------

               (a)    Basic First Year Compensation
                      -----------------------------

                      Basic First Year Compensation is the same as in Option 1.

               (b)    Renewal Compensation
                      --------------------

               A fee for the second through tenth policy years equal to 2.0% of the premium paid for the policy year in question, and no fee for the eleventh and later policy years. Additionally, for the second through tenth policy years, an fee equal to 0.08333% of the policy value on each monthly anniversary. Monthly anniversary is defined as the day in each calendar month which is the same day of the month as the Policy Date. For the eleventh and later policy years, fee equal to 0.020833% of the policy value on each monthly anniversary. Policy value is as defined in the policy.

          (c)  Basic Compensation on Increases
               -------------------------------
                    In the case of an increase in the Specified Amount of insurance, a fee of 47% of C where:

                         C is equal to the lesser of:

                         (i) the premium paid in the twelve months following the effective date of the increase

                         (ii) the target premium for the amount of the increase
                    or

                         (iii) the increase in the scheduled premium.

                         C. EXPENSE ALLOWANCE
                            -----------------

                         For each calendar month while Broker-Dealer Selling
               Agreement is en effect and before its termination, Broker-Dealer shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Broker-Dealer that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Broker-Dealer that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Broker-Dealer to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation during the calendar month for which this allowance is being calculated.

                         D.  COMPENSATION CHARGEBACKS
                             ------------------------

               A percentage of total compensation (including expense allowance, if any) will be charged back for lapses, surrenders or if a policy is unwound during the first policy year and during the 12 policy months following an increase. The percentage is shown below and will vary depending on the policy month of lapse/surrender/unwind.


                              Month of Lapse/              Chargeback

                              Surrender/Unwind             Percentage
                              ----------------             ----------

                                      0-3                      100%

                                      4-6                       75%

                                      7-9                       50%

                                      10-12                     25%

8.  PENNANT SELECT(TM)

               During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be paid a fee for soliciting applications and servicing Contracts of Penn Mutual known as the Pennant Select Individual Variable and Fixed Annuity Contract (Policy Form VAA-98 and any variation thereof), (a policy on any such form being hereinafter called a "Pennant Select Annuity Contract"), that is placed in force before termination of this agreement. With respect to each Pennant Select Annuity Contract, Broker-Dealer may elect to receives fees under Option 1, 2 or 3. If no option is selected the default will be Option 1. Once each policy is in force, no changes will be permitted to the choice of compensation.

                    A.   OPTION 1
                         --------

                    (a) 7.00% (4.2% where the insured has an attained age greater than 80) of aggregate purchase payments up to $1,000,000 per Contract; aggregate purchase payments in excess of $1,000,000 require a separate written agreement with the Home Office.

                    B.  OPTION 2
                        --------

                    (a) 6.7% (4.0% where the insured has an attained age greater than 80) of aggregate purchase payments up to $1,000,000 per Contract; aggregate purchase payments in excess of $1,000,000 require a separate written agreement with the Home Office.

                    (b) 0.50% of the Account Value, for the eighth and later contract years, calculated on a quarterly basis and paid at a quarter of the stated rate, and commencing with the first calendar quarter of the eight Contract year and payable at the end of each calendar quarter.

                    C.  OPTION 3
                        --------

                    (a) 5.85% (3.5% where the insured has an attained age greater than 80) of aggregate purchase payments in excess of $1,000,000 require a separate written agreement with the Home Office.

                    (b) 0.20% of the Account Value, for the second through seventh contract years, calculated on a quarterly basis and paid at a quarter of the stated rate, and commencing with the first calendar quarter of following the first Contract anniversary year and payable at the end of each calendar quarter.

                    (c) 0.50% of the Account Value, for the eighth and later contract years, calculated on a quarterly basis and paid at a quarter of the stated rate, and commencing with the first calendar quarter of the eight Contract year and payable at the end of each calendar quarter.

9.  Commander(TM)

During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be paid a fee for soliciting applications and servicing Contracts of Penn Mutual known as the Commander Individual Variable and Fixed Annuity Flexible Purchase Payment Annuity Contract (Policy Forms VAB-98 and any variation thereof), (a policy on any such form being hereinafter called a "Commander Annuity Contract"), that is placed in force before termination of this agreement.

                         A. 1.00% of aggregate purchase payments up to $1,000,000 per Contract; aggregate purchase payments in excess of $1,000,000 require a separate written agreement with the Home Office; and

                         B. 1.00% of the Account Value, for the second through seventh contract years, calculated on a quarterly basis and paid at a quarter of the stated rate, and commencing with the first calendar quarter of following the first Contract anniversary year and payable at the end of each calendar quarter.

10.  REPLACEMENT OF PENN MUTUAL POLICES
It is agreed that the compensation otherwise payable to Broker-Dealer for any policy shall be reduced in accordance with the replacement control program in effect at the time such policy is placed in force. It is anticipated that such replacement control program may be changed form time to time as to policies in force after such change.

11. POLICY DELIVERY RECEIPT
It is agreed that the Broker-Dealer shall be responsible for obtaining a signed policy delivery receipt in accordance with Company policy.

                                                                    Exhibit 3(e)


PENN                     THE PENN MUTUAL LIFE INSURANCE COMPANY
MUTUAl                   Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
National Accounts - Corporate Insurance Agents
Licensed to Sell Variable Annuities and/or Variable
Life Insurance under State Insurance Laws
(Companion Agreement - Form A-1)

                         CORPORATE INSURANCE AGENT SELLING AGREEMENT

                         THE PENN MUTUAL LIFE INSURANCE COMPANY (hereinafter called "Penn Mutual"), and Horner Townsend & Kent, Inc. (hereinafter called "Distributor") enter into this Agreement with __________________________________
                         (hereinafter called "Corporate Insurance Agent") on this date ______________, 19____ agrees as follows:

                                              WITNESSETH:

                         WHEREAS, Penn Mutual is in the business of issuing annuity and life insurance contracts to the public;

                         WHEREAS, Distributor is a wholly owned subsidiary of Penn Mutual, is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers, Inc., and is assisting Penn Mutual in the distribution of such contracts;

                         WHEREAS, Corporate Insurance Agent is properly licensed under the insurance laws of the state(s) in which it will act under this agreement;

                         WHEREAS, Corporate Insurance Agent is affiliated with ______________________________ a corporation which is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (hereinafter referred to as "Broker-Dealer");

                         WHEREAS, the parties desire to enter into an arrangement under which Corporate Insurance Agent and Broker-Dealer agree to sell certain annuity and life insurance contracts issued by Penn Mutual;

                         NOW THEREFORE, in consideration of these premises and
                         mutual covenants herein contained, the parties agree as
                         follows:
--------------------------------------------------------------------------------
1.   APPOINTMENT OF      1.1  Subject to the terms and conditions of this
     CORPORATE                agreement, Penn Mutual and Distributor appoint
     INSURANCE AGENT.         Corporate Insurance Agent as a non-exclusive agent
                              for the solicitation of applications for, and the servicing of, annuity Insurance Agent and/or variable life insurance contracts identified in the schedule(s) attached hereto, and Corporate
                              Insurance Agent accepts such appointment. The annuity and/or variable life insurance contracts identified in the schedules(s) are referred to herein as "Contracts".

                         1.2  Corporate Insurance Agent and its representatives
                              shall be independent contractors as to Penn Mutual
                              and Distributor and, subject to the terms and
                              conditions of this agreement, free to exercise
                              their own judgment as to the time, place and means
                              of performing all acts hereunder. Nothing in this
                              agreement is intended to create a relationship of
                              employer and employee as between Penn Mutual or
                              Distributor, on the one hand, and representatives
                              of Corporate Insurance Agent on the other.
--------------------------------------------------------------------------------
2.   INSURANCE AND       2.1  The sale of variable annuity and variable life
     SECURITIES               insurance contracts identified in the schedule(s)
     REGULATIONS-             attached hereto is subject to and regulated under
     COORDINATION OF          federal securities laws (and may also be subject
     AGREEMENTS.              to and regulated under certain state securities
                              laws), in addition to state insurance laws. It is
                              understood and agreed that representatives of
                              Corporate Insurance Agent shall be registered
                              representative of Broker-Dealer and that Broker-
                              Dealer shall contemporaneously enter into a
                              Broker-Dealer Selling Agreement with Penn Mutual
                              and Distributor covering the sale of such
                              contracts. This agreement and the Broker-Dealer
                              Selling Agreement shall govern the sales of such
                              contracts.
--------------------------------------------------------------------------------
3.   SALE OF CONTRACTS.  3.1  Corporate insurance Agent shall use its best efforts to solicit applications for Contracts from persons for whom the Contracts are suitable, in accordance with the terms and conditions of this agreement.

                         3.2 All applications for Contracts shall be made on applications forms authorized by Penn Mutual. Corporate Insurance Agent shall diligently review all such applications for accuracy and completeness and shall take all reasonable and appropriate measures to assure that applications submitted to Penn Mutual are accurate and complete.

                         3.3 All purchase payments collected by Corporate Insurance Agent for Penn Mutual shall be received in trust and shall be remitted immediately together with the application and any other required documentation, to Penn Mutual at the address indicated on the application or to such other address as Penn Mutual may specify in writing. All checks or money orders for payments under Contracts shall be drawn to the order of Penn Mutual.

                         3.4 All applications are subject to acceptance or rejection by Penn Mutual in its sole discretion. Penn Mutual may at any time in its sole discretion discontinue issuing the Contracts or change the form and content of new Contracts to be issued.

                         3.5  In soliciting applications for Contracts,
                              Corporate Insurance Agent may not accept risk of
                              any kind for or on behalf of Penn Mutual and may
                              not bind Penn Mutual by promise or agreement or
                              alter any Contract in any way.
--------------------------------------------------------------------------------
4.   COMPENSATION.       4.1  In consideration of and as full compensation for
                              the services performed in accordance with this agreement, Corporate Insurance Agent will receive compensation from Penn Mutual as set forth in the schedule(s) attached to this agreement. The schedule(s) shall be signed and dated by the parties.

                         4.2 Should Penn Mutual for any reason return any payment made under a Contract to the payor, Corporate Insurance Agent shall repay Penn Mutual the total amount of any compensation which Penn Mutual may have paid with respect to such payment.

                         4.3 Corporate Insurance Agent may not withhold or deduct any part of any premium or other payment due Penn Mutual for payment of compensation under this agreement or for any other purpose. The right of Corporate Insurance Agent to receive any compensation under this agreement shall at all times be subordinate to the right of Penn Mutual or Distributor to offset or apply such compensation against any indebtedness of Corporate Insurance Agent to Penn Mutual or Distributor.

                         4.4 Penn Mutual may, in its sole discretion, change the amount, terms and conditions, of compensation set forth in the schedule(s) attached to this agreement, with respect to payment received by Penn Mutual under Contracts.

                         4.5 Penn Mutual shall not be obligated to pay any compensation which would be in violation of applicable laws of any jurisdiction, anything in this agreement to the contrary notwithstanding.

                         4.6  With respect to compensation paid in connection
                              with the sale of variable annuity and/or variable
                              life insurance contracts, Corporate Insurance
                              Agent shall, on behalf of Broker-Dealer, maintain
                              such books and records as are necessary for
                              Broker-Dealer to comply with applicable record
                              keeping requirements under federal and state
                              securities laws and under the rules of the
                              National Association of Securities Dealer, Inc.
                              Such records shall be maintained and preserved in
                              conformity with the requirements of Rules 17a-3
                              and 17a-4 under the Securities Exchange Act of
                              1934, to the extent that such requirements are
                              applicable to the variable annuity and/or variable
                              life contracts. Further, with respect to such
                              records, Corporate Insurance Agent shall be
                              subject to examination by the Securities and
                              Exchange Commission in accordance with Section
                              17(a) of the Securities Exchange Act of 1934.
--------------------------------------------------------------------------------
5.   COMPLIANCE WITH     5.1  Corporate Insurance Agent and its representative
     INSURANCE LAWS           shall not solicit applications for Contracts in
     AND REGULATIONS.         any state or jurisdiction unless they are duly
                              licensed and qualified to do so under the insurance laws and regulations of the state or jurisdiction and unless Penn Mutual has notified
                              Corporate Insurance Agent that the Contracts have been approved for sale in the state or jurisdiction.

                         5.2 Penn Mutual may at any time in its sole discretion withhold or withdraw authority of any representative of Corporate Insurance Agent to solicit applications for the Contracts. Upon Penn Mutual giving written notice to Corporate Insurance Agent of its withdrawal of authority of a representative to solicit applications, Corporate Insurance Agent shall immediately cause any such representative to cease all such solicitations.

                         5.3 Corporate Insurance Agent shall notify Penn Mutual in writing immediately of the termination of the employment or affiliation of an employee or representative who is an appointed agent of Penn Mutual pursuant to this agreement.

                         5.4 Corporate Insurance Agent shall keep accurate and complete books and records of all transactions relating to the solicitation of applications and for servicing Contracts. The books and records shall be made available to Penn Mutual for inspection upon reasonable request.

                         5.5 If Corporate Insurance Agent solicits applications for or servicing variable life insurance contracts under this agreement, Corporate Insurance Agent and its representative shall observe the Standards of Suitability for the Sale of Variable Life Insurance set forth on the reverse side of the schedule attached hereto identifying such contacts.

                         5.6  Corporate Insurance Agent and its representatives
                              shall comply with all applicable insurance laws
                              and regulations in soliciting applications for and
                              servicing Contracts. Corporate Insurance Agent
                              shall be fully responsible for all acts of its
                              representatives in soliciting applications for and
                              servicing Contracts.
--------------------------------------------------------------------------------
6.   ADVERTISEMENTS,     6.1  Corporate Insurance Agent shall not print,
     SALES LITERATURE         publish, distribute or use any advertisements,
     AND OTHER                sales literature or other writing relating to the
     COMMUNICATIONS.          Contracts unless such advertisements, sales
                              literature or other writing shall have first been approved in writing by Penn Mutual and Distributor.

                         6.2  Corporate Insurance Agent shall exercise care not
                              to misrepresent the Contracts or Penn Mutual and
                              shall make no oral or written representation which
                              is inconsistent with the terms of the Contracts or
                              with the information in any prospectus or sales
                              literature furnished by Penn Mutual or it
                              misleading in any way.
--------------------------------------------------------------------------------
7.   INDEMNIFICATION.    7.1  Corporate Insurance Agent shall indemnify or hold
                              harmless Penn Mutual and Distributor and each director and officer of Penn Mutual and Distributor against any losses, claims, damages or liabilities, including but not limited to reasonable attorneys' fees and court cost to which Penn Mutual or Distributor and any such director or officer may become subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any unauthorized use of sales materials or any verbal or written misrepresentations or any unlawful sales practices, or the failure of Corporate Insurance Agent, its officers, employees or representative to comply with the provisions of this agreement or the willful misfeasance, bad faith, negligence or misconduct of Corporate
                              Insurance Agent, its officers, employees, or representatives in the solicitation of applications for and the servicing of Contracts.

                         7.2 Penn Mutual and Distributor shall indemnify and hold harmless Corporate Insurance Agent and each officer or director of Corporate Insurance Agent against any losses, claims, damages or liabilities, joint or several, including but not limited to reasonable attorneys' fees and court cost, to which Corporate Insurance Agent or such officer or director becomes subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact, required to be stated therein or necessary to make the statements therein not misleading, contained in any registration statement or any post-effective amendment or supplement to the prospectus, or in any sales material written by Penn Mutual or Distributor.

                         7.3  In the event Penn Mutual suffers a loss resulting
                              from Corporate Insurance Agent activities,
                              Corporate Insurance Agent hereby assigns any
                              proceeds received under its fidelity bond to Penn
                              Mutual to the extent of such losses. If there is
                              any deficiency amount, whether due to a deductible
                              or otherwise, Corporate Insurance Agent shall
                              promptly pay Penn Mutual such amount on demand and
                              Corporate Insurance Agent shall indemnify and hold
                              harmless Penn Mutual from any such deficiency and
                              from the costs of collection thereof (including
                              reasonable attorneys' fees).
--------------------------------------------------------------------------------
8.   COMPLAINTS,         8.1  Corporate Insurance Agent shall promptly notify
     INVESTIGATIONS &         Penn Mutual and Distributor of any allegation that
     PROCEEDINGS.             Corporate Insurance Agent or any of its
                              representatives violated any law, regulation or rule in soliciting applications for or servicing
                              Contracts, and shall provide Penn Mutual with full details, including copies of all legal documents pertaining thereto.

                         8.2  Corporate Insurance Agent shall cooperate fully
                              with Penn Mutual and Distributor in any regulatory
                              investigation or proceeding or judicial proceeding
                              involving the solicitation of application for and
                              servicing Contracts by Corporate Insurance Agent
                              or any of its representatives.
--------------------------------------------------------------------------------
9.  NONWAIVER.           9.1  Forbearance by Penn Mutual or Distributor to
                              enforce any rights under this agreement shall not
                              be construed as a waiver of any of the terms and
                              conditions of this agreement and the same shall
                              remain in full force and effect. No waiver of any
                              provision of this agreement shall be deemed to be
                              a waiver of any other provision, whether or not
                              similar, nor shall any waiver of a provision of
                              this agreement be deemed to constitute a
                              continuing waiver.
--------------------------------------------------------------------------------
10.  AMENDMENT.          10.1 Penn Mutual reserves the right to amend this
                              Agreement at any time. Corporate Insurance Agent's
                              submission of an application for a Contract after
                              notice of any such amendment shall constitute
                              agreement of Corporate Insurance Agent to such
                              amendment.
--------------------------------------------------------------------------------
11.  TERMINATION AND     11.1 This agreement may be terminated by any party,
     ASSIGNMENT.              with or without cause, upon giving written notices
                              to the other parties. This agreement shall automatically terminate if Corporate Insurance
                              Agent is adjudicated as bankrupt or avails itself of any insolvency act or if a permanent receiver or trustee in bankruptcy is appointed for the property of Corporate Insurance Agent. Upon termination of this agreement, with or without cause, all authorizations, rights and obligations shall cease, except the rights and obligations set forth in sections 7 and 8 of this agreement and the obligations to settle account hereunder, including the immediate forwarding of all payments received by Corporate Insurance Agent under Contract to Penn Mutual, and except as may be expressly stated otherwise in this agreement.

                         11.2 This agreement may not be assigned without the
                              written consent of all parties.
--------------------------------------------------------------------------------
12.  GOVERNING LAW.      12.1 This agreement shall be construed in accordance
                              with and governed by the laws of the Commonwealth of Pennsylvania.
--------------------------------------------------------------------------------
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first written.


                      _____________________________________________________
                                Name of Corporate Insurance Agent

                      By:    ______________________________________________
                                                Signature

                             ______________________________________________
                                                Name

                             ______________________________________________
                                                Title


                      THE PENN MUTUAL LIFE INSURANCE COMPANY

                      By:    ______________________________________________
                                                Signature

                             ______________________________________________
                                                Name

                             ______________________________________________
                                                Title



                      HORNOR, TOWNSEND & KENT, INC.

                      By:    ______________________________________________
                                                Signature

                             ______________________________________________
                                                Name

                             ______________________________________________
                                                Title

PENN                THE PENN MUTUAL LIFE INSURANCE COMPANY
MUTUAL              Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
                    SCHEDULE 1 TO CORPORATE INSURANCE AGENT SELLING AGREEMENT

                    Individual Variable and Fixed Annuity Contracts - Diversifier II
                    Individual Fixed - Only Annuity Contracts - Diversifier II

                    Date of Corporate Insurance Agent Selling Agreement to which this schedule is attached: _____________
--------------------------------------------------------------------------------
1. AUTHORIZATION    Subject to the conditions and limitations of the Corporate
   TO SELL.         Insurance Agent Selling Agreement, Corporate Insurance Agent
                    is authorized to solicit applications for Diversifier II
                    Individual Variable and Fixed Annuity Contracts and
                    Diversifier II Individual Fixed-Only Annuity Contracts
                    issued by Penn Mutual (hereinafter referred to as
                    "Contracts").
--------------------------------------------------------------------------------
2. COMPENSATION.    Subject to the conditions and limitations of the Corporate
                    Insurance Agent Selling Agreements and this Schedule,
                    Corporate Insurance Agent shall be paid a fee for placing or servicing a Diversifier II Individual Variable and Fixed
                    Annuity Contract equal to _____% of any purchase payment made under such Contract and a fee for placing and servicing a Diversifier II Fixed-Only Annuity Contract equal to _____% of any purchase payment made under such Contract. No fee shall be paid with respect to a purchase payment made under a contract after the Corporate Insurance Agent Selling
                    Agreement has been terminated. If the Annuitant or Contractowner (other than a trustee of a Qualified Plan) is over age 81 on the date the Diversifier II Contract is issued, the fee shall be limited as follows: 80% of such fee if the Annuitant or Contractowner is age 82; 60% of such fee if the Annuitant or Contractowner is age 83; 40% of such fee if the Annuitant or Contractowner is age 84; and 20% of such fee if the Annuitant of Contractowner is age 85. Amounts transferred among Contracts are not purchase payments with the meaning of the Corporate Insurance Agent Selling
                    Agreement of this Schedule.

                    This Schedule 1 replaces and supersedes any and all prior
                    Schedule 1's attached to the Corporate Insurance Agent Selling Agreement.

                              Agreed:

Date:  ____________________   ___________________________________________
                                        Corporate Insurance Agent

                              By:  ______________________________________
                                        Signature

                                   ______________________________________
                                        Name

                                   ______________________________________
                                        Title

                              THE PENN MUTUAL LIFE INSURANCE COMPANY

                              By:  ______________________________________
                                        Signature

                                   ______________________________________
                                        Name

                                   ______________________________________
                                        Title


                              HORNOR, TOWNSEND & KENT, INC.

                              By:  ______________________________________
                                        Signature

                                   ______________________________________
                                        Name

                                   ______________________________________

                                        Title

PENN                THE PENN MUTUAL LIFE INSURANCE COMPANY
MUTUAL              Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
                    SCHEDULE 3 TO CORPORATE INSURANCE AGENT SELLING AGREEMENT

                    Variable Universal Life Insurance Contracts - Penn Mutual
                    Cornerstone VUL II Date of Corporate Insurance Agent Selling
                    Agreement to which this schedule is attached:
                    ________________________________________________
--------------------------------------------------------------------------------
1. AUTHORIZATION    Subject to and in accordance with the provision of the
   TO SELL.         Corporate Insurance Agent Selling Agreement, Corporate
                    Insurance Agent is authorized to solicit applications for
                    Form VU-94(s) and Form VU-94(u) Flexible Premium Adjustable
                    Variable Universal Life Insurance Policies and such
                    variations of such form of contract as may be designated by
                    Penn Mutual and approved under applicable state insurance
                    laws ("Cornerstone VUL II Policies").
--------------------------------------------------------------------------------
2. COMPENSATION.    During the period the Corporate Insurance Agent Selling
                    Agreement and this schedule is in effect, and subject to and in accordance with the provisions thereof, Corporate
                    Insurance Agent shall be compensated as follows:

                    2.1  Basic First Year Compensation
                         -----------------------------
                         A fee for the first policy year of 50% of an amount equal to the first T of premium paid for the first policy year and 3.3% of an amount equal to the premium paid for the first policy year in excess of T. However, if the insured is over attained age 75 on the date the policy is issued, the fee for the first policy year will be limited to 35% of an amount equal to the first T of premium paid for the first policy year and 3.3% of an amount equal to premium paid for the first policy year in excess of T. T is equal to the amount set forth in Table 1 below for each $1,000 or fraction thereof the initial Specified Amount of insurance as set forth in the policy in question. In calculating compensation payable pursuant to this subsection, it will be deemed that any increase in Specified Amount of the policy in question that is effective during the first six policy months of such policy took place prior to the issuance of such policy, and the calculations pursuant to this subsection shall be based upon an initial Specified Amount as so adjusted.

                    2.2  Renewal Compensation
                         --------------------
                         A fee for the second through fifteen policy years of 3.00% of an amount equal to premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.20% of premium paid for the policy year in question.

                    2.3  Basic Compensation on Increases
                         -------------------------------
                         In the case of an increase in the Specified Amount of insurance, a fee of 47% (32% where the insured has an attained age greater than 75) of an amount equal to the smaller of (1) the first T of premium paid for the twelve months following the effective date of any increase in Specified Amount of the policy in question and (2) total increase in scheduled annual basis premium. Such fee shall be paid only once for each such increase. T is defined in subsection 2.1 above.
--------------------------------------------------------------------------------

                    2.4  Expense Allowance
                         -----------------
                         For each calendar month while Corporate Insurance Agent Selling Agreement is in effect and before its termination, Corporate Insurance Agent shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Corporate Insurance Agent that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Corporate Insurance Agent that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Corporate Insurance Agent to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation and Basic Compensation on Regular increases for the Cornerstone, VUL Policies during the calendar month for which this allowance is being calculated.

                    2.5  Compensation Chargebacks
                         ------------------------
                         A percentage of total compensation (including expense allowance) will be charged back for lapses/surrenders during the first policy year and during the 12 policy months following an increase. The percentage is shown below and is dependent on the policy month of lapse/surrender.

                         Policy Month of          Chargeback
                         Lapse/Surrender          Percentage
                         ---------------          ----------
                              1-3                      100%
                              4-6                       75%
                              7-9                       50%
                              10-12                     25%
                              13+                        0%

                    2.6  Replacement of Penn Mutual Policies
                         -----------------------------------
                         It is agreed that the compensation otherwise payable to Corporate Insurance Agent for any policy shall be reduced in accordance with the replacement control program of Penn Mutual in effect at the time such policy is placed in force. It is anticipated that such replacement control program may be changed from time to time as to policies in force after such change.

                    2.7  Policy Delivery Receipt
                         -----------------------
                         it is agreed that the Corporate Insurance Agent shall be responsible for obtaining a signed policy delivery receipt. No compensation otherwise payable to the Corporate Insurance Agent for any policy shall be paid until Penn Mutual is in possession of a signed policy delivery receipt (or facsimile copy thereof) for said policy.

                              This Schedule 3 replaces and supersedes any and all prior Schedule 3's attached to the Corporate Insurance Agent Selling Agreement.

                            Agreed:

Date:  ____________________        _________________________________________
                                        Name of Corporate Insurance Agent

                                   By: _____________________________________
                                                    Signature

                                       _____________________________________
                                                    Name

                                       _____________________________________
                                                    Title


                                   THE PENN MUTUAL LIFE INSURANCE COMPANY

                                   By: _____________________________________
                                                    Signature

                                       _____________________________________

                                                    Name

                                       _____________________________________
                                                    Title


                                   HORNOR, TOWNSEND & KENT, INC.

                                   By: _____________________________________
                                                    Signature

                                       _____________________________________
                                                    Name

                                       _____________________________________
                                                    Title

                                    TABLE 1
                            Variable Universal Life
                                Target Premiums

          Male          Female        Unisex                Male          Female        Unisex
          ----          ------        ------                ----          ------        ------

Age     NS     SM     NS     SM     NS     SM     Age     NS     SM     NS     SM     NS    SM
---     --     --     --     --     --     --     ---     --     --     --     --     --    --
0      N/A    2.82   N/A    2.44    N/A   2.77     41    11.35  13.61   9.72  11.40  11.01

1      N/A    2.81   N/A    2.45    N/A   2.77     42    11.88  14.27  10.15  11.91  11.53

2      N/A    2.91   N/A    2.53    N/A   2.86     43    12.45  14.96  10.60  12.43  12.07

3      N/A    3.00   N/A    2.61    N/A   2.96     44    13.04  15.68  11.08  12.98  12.64

4      N/A    3.11   N/A    2.70    N/A   3.06     45    13.67  16.45  11.58  13.56  13.24

5      N/A    3.22   N/A    2.79    N/A   3.17     46    14.34  17.26  12.11  14.16  13.88

6      N/A    3.33   N/A    2.89    N/A   3.28     47    15.05  18.11  12.67  14.80  14.56

7      N/A    3.46   N/A    2.99    N/A   3.40     48    15.80  19.02  13.26  15.47  15.27

8      N/A    3.59   N/A    3.10    N/A   3.53     49    16.60  19.97  13.89  16.17  16.03

9      N/A    3.73   N/A    3.21    N/A   3.67     50    17.45  20.98  14.55  16.91  16.84

10     N/A    3.87   N/A    3.33    N/A   3.81     51    18.35  22.05  15.24  17.69  17.70

11     N/A    4.03   N/A    3.45    N/A   3.96     52    19.31  23.19  15.98  18.51  18.61

12     N/A    4.19   N/A    3.59    N/A   4.12     53    20.33  24.39  16.77  19.38  19.58

13     N/A    4.36   N/A    3.72    N/A   4.28     54    21.42  25.65  17.59  20.29  20.60

14     N/A    4.53   N/A    3.86    N/A   4.45     55    22.57  26.99  18.47  21.26  21.70

15     N/A    4.70   N/A    4.01    N/A   4.62     56    23.80  28.40  19.40  22.28  22.86

16     N/A    4.88   N/A    4.16    N/A   4.79     57    25.10  29.88  20.40  23.36  24.09

17     N/A    5.06   N/A    4.32    N/A   4.96     58    26.50  31.46  21.46  24.51  25.40

18     N/A    5.25   N/A    4.48    N/A   5.13     59    27.98  33.13  22.59  25.74  26.81

19     N/A    5.44   N/A    4.65    N/A   5.31     60    29.57  34.91  23.82  27.07  28.31

20     4.83   5.65  4.17    4.82   4.70   5.50     61    31.27  36.80  25.13  28.50  29.92

21     5.00   5.84  4.32    5.01   4.86   5.69     62    33.09  38.80  26.54  30.03  31.63

22     5.17   6.05  4.49    5.20   5.04   5.90     63    35.03  40.93  28.06  31.68  33.47

23     5.36   6.27  4.66    5.41   5.22   6.12     64    37.11  43.18  29.69  33.43  35.43

24     5.56   6.51  4.84    5.62   5.41   6.35     65    39.33  45.54  31.43  35.29  37.53

25     5.76   6.76  5.02    5.83   5.62   6.59     66    41.69  48.04  33.29  37.27  39.76

26     5.99   7.03  5.22    6.08   5.83   6.85     67    44.22  50.00  35.28  39.38  42.15

27     6.22   7.31  5.43    6.32   6.06   7.13     68    46.93  50.00  37.44  41.65  44.71

28     6.47   7.62  5.65    6.58   6.31   7.43     69    49.85  50.00  39.78  44.12  47.46

29     6.74   7.94  5.87    6.85   6.57   7.74     70    50.00  50.00  42.33  46.80  50.00

30     7.02   8.28  6.11    7.14   6.84   8.07     71    50.00  50.00  45.12  49.74  50.00

31     7.31   8.64  6.37    7.44   7.12   8.42     72    50.00  50.00  48.16  50.00  50.00

32     7.63   9.03  6.63    7.75   7.43   8.79     73    50.00  50.00  50.00  50.00  50.00

33     7.96   9.43  6.91    8.08   7.75   9.18     74    50.00  50.00  50.00  50.00  50.00

34     8.31   9.86  7.20    8.43   8.08   9.59     75    50.00  50.00  50.00  50.00  50.00

35     8.67  10.31  7.51    8.80   8.44  10.03     76    50.00  50.00  50.00  50.00  50.00

36     9.06  10.79  7.84    9.19   8.81  10.49     77    50.00  50.00  50.00  50.00  50.00

37     9.47  11.30  8.18    9.59   9.21  10.97     78    50.00  50.00  50.00  50.00  50.00

38     9.90  11.83  8.53   10.01   9.62  11.48     79    50.00  50.00  50.00  50.00  50.00

39    10.36  12.39  8.91   10.46  10.06  12.02     80    50.00  50.00  50.00  50.00  50.00
----------------------------------------------------------------------------------------------

40    10.84  12.99  9.30   10.92  10.52  12.58

NS is to be used for both Nonsmoker Standard and Preferred.


                    THE PENN MUTUAL LIFE INSURANCE COMPANY

                       Standards of Suitability for Sale
                       ---------------------------------
                          of Variable Life Insurance
                          --------------------------

The Standards of suitability for the sale of Variable Life Insurance Policies are as follows:

(1) The applicant is furnished with a prospectus effective under the Securities Act of 1933 which accurately and adequately inform the applicant of all relevant particulars of the Variable Life Insurance Policy, including the investment risks assumed under the Policy.

(2) The purchase of the Variable Life Insurance Policy by the applicant is reasonably consistent with the insurance needs and financial objectives expressed by the applicant; and

(3) The purchase of the Variable Life Insurance Policy by the applicant is reasonably consistent with the insurance needs and financial objectives of the applicant, as determined objectively by the Company's sales agent after reasonable inquiry into the relevant financial and family situation of the applicant.

No recommendation shall be made to an applicant to purchase a Variable Life Insurance Policy in the absence of reasonable grounds to believe that the Policy is not unsuitable for the applicant. Reasonable grounds for believing that the Policy is not unsuitable shall be based upon information furnished after reasonable inquiry of the applicant concerning the applicant's insurance and investment objectives, financial situation and needs and any other information known to the Company or the sales agent making the recommendation.

PENN                 THE PENN MUTUAL LIFE INSURANCE COMPANY
MUTUAL               Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------

                     SCHEDULE 4 TO CORPORATE INSURANCE AGENT SELLING AGREEMENT

                     Variable Universal Life Insurance Contracts - Penn Mutual Variable EstateMax

                     Date of Corporate Insurance Agent Selling Agreement to
                     which this schedule is attached: ________________________
--------------------------------------------------------------------------------
1. AUTHORIZATION     Subject to and in accordance with the provision of the
   TO SELL.          Corporate Insurance Agent Selling Agreement, Corporate
                     Insurance Agent is authorized to solicit applications for
                     Form VALJ-94(u) and Form VALJ-94(u) Last Survivor Flexible
                     Premium Adjustable Variable Life Insurance Policy and such variations of such form of contract as may be designated by
                     Penn Mutual and approved under applicable state insurance
                     laws ("Variable EstateMax").
--------------------------------------------------------------------------------
2. COMPENSATION.     During the period the Corporate Insurance Agent Selling
                     Agreement and this schedule is in effect, and subject to and in accordance with the provisions thereof, Corporate
                     Insurance Agent shall be compensated as follows:

                     2.1  Basic First Year Compensation
                          -----------------------------
                          A fee for the first policy year of 50% of an amount equal to the first R of premium paid for the first policy year and 2.00% of an amount equal to the premium paid for the first policy year in excess of R. R is equal to seventyfive percent (75%) of an Adjusted Guideline Annual Premium for each $1,000 or fraction thereof of the initial Specified Amount of insurance as set forth in the Variable EstateMax Policy in question. The Adjusted Guideline Annual Premium is the Guideline Annual Premium as defined in Section 7702 of the Internal Revenue Service Code of 1986, as amended, or as set forth in any applicable successor provision thereto, adjusted to reflect four percent (4%) interest from the date of issue through the policy maturity date, and excluding the effect of any per policy expense loads and substandard ratings. The policy maturity date is the date that the younger insured would reach attained age 100.

                     2.2  Renewal Compensation
                          --------------------
                          A fee for the second through fifteen policy years of 2.0% of an amount equal to premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of premium paid for the policy year in question.

                     2.3  Expense Allowance
                          -----------------
                          For each calendar month while Corporate Insurance Agent Selling Agreement is in effect and before its termination, Corporate Insurance Agent shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Corporate Insurance Agent that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Corporate Insurance Agent that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Corporate Insurance Agent to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation and Basic Compensation on Regular increases for the Variable EstateMax during the calendar month for which this allowance is being calculated.

                     2.4  Compensation Chargebacks
                          ------------------------
                          A percentage of total compensation (including expense allowance) will be charged back for lapses/surrenders during the first policy year and during the 12 policy months following an increase. The percentage is shown below and is dependent on the policy month of lapse/surrender.

                          Policy Month of    Chargeback
                          Lapse/Surrender    Percentage
                          ---------------    ----------

                                1-3             100%
                                4-6             100%
                                7-9              50%
                               10-12             50%
                                13+               0%

                     2.5  Replacement of Penn Mutual Policies
                          -----------------------------------
                          It is agreed that the compensation otherwise payable to Corporate Insurance Agent for any policy shall be reduced in accordance with the replacement control program of Penn Mutual in effect at the time such policy is placed in force. It is anticipated that such replacement control program may be changed from time to time as to policies in force after such change.

                     2.6  Policy Delivery Receipt
                          -----------------------
                          it is agreed that the Corporate Insurance Agent shall be responsible for obtaining a signed policy delivery receipt. No compensation otherwise payable to the Corporate Insurance Agent for any policy shall be paid until Penn Mutual is in possession of a signed policy delivery receipt (or facsimile copy thereof) for said policy.

                              This Schedule 4 replaces and supersedes any and all prior Schedule 4's attached to the Corporate Insurance Agent Selling Agreement.

                                   Agreed:


Date:____________________          ---------------------------------------------

                                            Name of Corporate Insurance Agent

                                   By:   ---------------------------------------
                                                       Signature

                                         ---------------------------------------
                                                       Name

                                         ---------------------------------------
                                                       Title


                                   THE PENN MUTUAL LIFE INSURANCE COMPANY

                                   By:   ---------------------------------------
                                                       Signature

                                         ---------------------------------------
                                                       Name

                                         ---------------------------------------
                                                       Title



                                   HORNOR, TOWNSEND & KENT, INC.

                                   By:   ---------------------------------------
                                                       Signature

                                         ---------------------------------------
                                                       Name

                                         ---------------------------------------
                                                       Title

                    THE PENN MUTUAL LIFE INSURANCE COMPANY

                       Standards of Suitability for Sale
                       ---------------------------------
                          of Variable Life Insurance
                          --------------------------

The Standards of suitability for the sale of Variable Life Insurance Policies are as follows:

(1) The applicant is furnished with a prospectus effective under the Securities Act of 1933 which accurately and adequately inform the applicant of all relevant particulars of the Variable Life Insurance Policy, including the investment risks assumed under the Policy.

(2) The purchase of the Variable Life Insurance Policy by the applicant is reasonably consistent with the insurance needs and financial objectives expressed by the applicant; and

(3) The purchase of the Variable Life Insurance Policy by the applicant is reasonably consistent with the insurance needs and financial objectives of the applicant, as determined objectively by the Company''s sales agent after reasonable inquiry into the relevant financial and family situation of the applicant.


No recommendation shall be made to an applicant to purchase a Variable Life Insurance Policy in the absence of reasonable grounds to believe that the Policy is not unsuitable for the applicant. Reasonable grounds for believing that the Policy is not unsuitable shall be based upon information furnished after reasonable inquiry of the applicant concerning the applicant's insurance and investment objectives, financial situation and needs and any other information known to the Company or the sales agent making the recommendation.

PENN                 THE PENN MUTUAL LIFE INSURANCE COMPANY
MUTUAL               Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
National Accounts - Broker-Dealers Licensed to Sell Variable Annuities and/or Variable
Life Insurance under Federal Securities Laws
(Companion Agreement - Form A-2)

                     BROKER-DEALER SELLING AGREEMENT

                     THE PENN MUTUAL LIFE INSURANCE COMPANY (hereinafter called "Penn Mutual") and Hornor, Townsend & Kent, Inc. (hereinafter called "Distributor") enter into this Agreement with __________________________________
                     (hereinafter called "Broker-Dealer") on this date _________________, 19___ agree as follows:

                     WITNESSETH:
                     WHEREAS, Penn Mutual is in the business of issuing annuity and life insurance contracts to the public;

                     WHEREAS, Distributor is a wholly owned subsidiary of Penn Mutual, is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers, Inc., and is assisting Penn Mutual in the distribution of such contracts;

                     WHEREAS, Broker-Dealer is registered as a Broker-Dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.;

                     WHEREAS, Broker-Dealer is affiliated with ____________ ______________, (hereinafter referred to as "Corporate Insurance Agent") a corporation which is properly licensed under the insurance laws of the state(s) in which Broker-Dealer will act under this agreement;

                     WHEREAS, the parties desire to enter into an arrangement under which Broker-Dealer and Corporate Insurance Agent agree to sell certain variable annuity and variable life insurance contracts issued by Penn Mutual;

                     NOW THEREFORE, in consideration of these premises and
                     mutual covenants herein contained, the parties agree as
                     follows:
--------------------------------------------------------------------------------
1. APPOINTMENT OF    1.1  Subject to the terms and conditions of this agreement,
   BROKER-DEALER          Penn Mutual and Distributor authorizes Broker-Dealer
                          as a non-exclusive agent for the solicitation of applications for, and the servicing of, variable annuity and/or variable life insurance contracts identified in the schedule(s) attached hereto, and Broker-Dealer accepts such authorization. The variable annuity and/or variable life insurance contracts identified in the schedule(s) are referred to herein as "Contracts".

                     1.2  Broker-Dealer and its representatives shall be
                          independent contractors as to Penn Mutual and
                          Distributor and, subject to the terms and conditions
                          of this agreement, free to exercise their own judgment
                          as to the time, place and means of performing all acts
                          hereunder. Nothing in this agreement is intended to
                          create a relationship of employer and employee as
                          between Penn Mutual or Distributor, on the one hand,
                          and representatives of Broker-Dealer on the other.
--------------------------------------------------------------------------------
2. SECURITY          2.1  The sale of variable annuity and variable life
   REGULATIONS AND        insurance contracts identified in the schedule(s)
   INSURANCE              attached hereto is subject to and regulated under
   COORDINATION OF        state insurance laws and regulations, in addition to
   AGREEMENTS.            federal securities laws and regulations, and in some
                          cases, state securities laws. It is understood and
                          agreed that registered representatives of Broker-
                          Dealer shall also be representative of Corporate
                          Insurance Agent and that Corporate Insurance Agent
                          shall contemporaneously enter into a Corporate
                          Insurance Agent Selling Agreement with Penn Mutual and
                          Distributor covering the sale of such contracts. This
                          agreement and the Corporate Insurance Agent Selling
                          Agreement shall govern the sales of such contracts.
--------------------------------------------------------------------------------
3. SALE OF           3.1  Broker-Dealer shall use its best efforts to solicit
   CONTRACTS.             applications for Contracts from persons for whom the
                          Contracts are suitable, in accordance with the terms and conditions of this agreement.

                     3.2 All applications for Contracts shall be made on applications forms authorized by Penn Mutual. Broker-Dealer shall diligently review all such applications for accuracy and completeness and shall take all reasonable and appropriate measures to assure that applications submitted to Penn Mutual are accurate and complete.

                     3.3 All purchase payments collected by Broker-Dealer for Penn Mutual shall be received in trust and shall be remitted immediately, together with the application and any other required documentation, to Penn Mutual at the address indicated on the application or to such other address as Penn Mutual may specify in writing. All checks or money orders for payments under Contracts shall be drawn to the order of Penn Mutual, except as may be provided in the Corporate Insurance Agent Selling Agreement (referred to in Section 2.1 of this agreement).

                     3.4 All applications are subject to acceptance or rejection by Penn Mutual in its sole discretion. Penn Mutual may at any time in its sole discretion discontinue issuing the Contracts or change the form and content of new Contracts to be issued.

                     3.5  In soliciting applications for Contracts, Broker-
                          Dealer may not accept risk of any kind for or on
                          behalf of Penn Mutual and may not bind Penn Mutual by
                          promise or agreement or alter any Contract in any way.
--------------------------------------------------------------------------------
4. COMPENSATION.     4.1  In consideration of and as full compensation for the
                          services performed in accordance with this agreement, Corporate lnsurance Agent will receive compensation from Penn Mutual as set forth in the schedule(s) attached to the Corporate Insurance Agent Selling
                          Agreement referred to in Section 2.1 of this agreement.

                     4.2 Should Penn Mutual for any reason return to the payor any payment made under a Contract Broker-Dealer shall cause Corporate Insurance Agent to repay Penn Mutual the total amount of any compensation which Penn Mutual may have paid Corporate Insurance Agent with respect to such payment.

                     4.3 Penn Mutual may, in its sole discretion, change the amount, terms and conditions of compensation with respect to payment received by Penn Mutual under Contracts.

                     4.4 Penn Mutual shall not be obligated to pay any compensation which would be in violation of applicable laws of any jurisdiction, anything in this agreement to the contrary notwithstanding.

                     4.5  With respect to compensation paid to Corporate
                          Insurance Agent in connection with the sale of
                          variable annuity and/or variable life insurance
                          contracts, Broker-Dealer shall cause Corporate
                          Insurance Agent to maintain, on behalf of Broker-
                          Dealer, such books and records as are necessary for
                          Broker-Dealer to comply with applicable recordkeeping
                          requirements under federal and state securities laws
                          and under the rules of the National Association of
                          Securities Dealers, Inc.
--------------------------------------------------------------------------------
5. COMPLIANCE WITH   5.1  Broker-Dealer shall not solicit applications for
   SECURITIES LAW.        Contracts unless Penn Mutual or Distributor has
                          notified Broker-Dealer that a registration statement required under the Securities Act of 1933 is effective as to such contracts and unless Broker-Dealer is duly registered as a broker-dealer under the Securities
                          Exchange Act of 1934, is a member in good standing of the National Association of Securities Dealers, Inc., and is duly licensed under any applicable securities laws of the state or jurisdiction in which Broker-
                          Dealer engages in such activity.

                     5.2 Penn Mutual or Distributor shall furnish Broker-Dealer with copies of the current prospectuses (and current supplements thereto) required to be used in soliciting applications for variable annuity and/or variable life insurance contracts.

                     5.3  Broker-Dealer and its representatives shall comply
                          with all applicable securities laws and regulations
                          and with the rules of the National Association of
                          Securities Dealers, Inc. in soliciting applications
                          for and servicing Contracts. Broker-Dealer shall be
                          fully responsible for all acts of its representatives
                          in soliciting applications for and servicing
                          Contracts.
--------------------------------------------------------------------------------
6. ADVERTISEMENTS,   6.1  Broker-Dealer shall not print, publish, distribute or
   SALES LITERATURE       use any advertisements, sales literature or other
   AND OTHER              writing relating to the Contracts unless such
   COMMUNICATIONS.        advertisements, sales literature or other writing
                          shall have first been approved in writing by Penn
                          Mutual and Distributor.

                     6.2 Broker-Dealer shall exercise care not to misrepresent the Contracts or Penn Mutual and shall make no oral or written representation which is inconsistent with the terms of the Contracts or with the information in any prospectus or sales literature furnished by Penn Mutual or it misleading in any way.
--------------------------------------------------------------------------------
7. INDEMNIFICATION.  7.1  Broker-Dealer shall indemnify or hold harmless Penn
                          Mutual and Distributor and each director and officer of Penn Mutual and Distributor against any losses, claims, damages or liabilities, including but not limited to reasonable attorneys' fees and court cost to which Penn Mutual or Distributor and any such director or officer may become subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any unauthorized use of sales materials or any verbal or written misrepresentations or any unlawful sales practices, or the failure of Broker-Dealer, its officers, employees or representatives to comply with the provisions of this agreement or the willful misfeasance, bad faith, negligence or misconduct of Broker-Dealer, its officers, employees, or representatives in the solicitation of applications for and the servicing of
                          Contracts.

                     7.2 Penn Mutual and Distributor shall indemnify and hold harmless Broker-Dealer and each officer or director of Broker-Dealer against any losses, claims, damages or liabilities, joint or several, including but not limited to reasonable attorneys' fees and court cost, to which Broker-Dealer or such officer or director becomes subject, under the Securities Act of 1933 or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact, required to be stated therein or necessary to make the statements therein not misleading, contained in any registration statement or any post-effective amendment or supplement to the prospectus, or in any sales material written by Penn Mutual or Distributor.

                     7.3  In the event Penn Mutual suffers a loss resulting from
                          Broker-Dealer activities, Broker-Dealer hereby assigns
                          any proceeds received under its fidelity bond to Penn
                          Mutual to the extent of such losses. If there is any
                          deficiency amount, whether due to a deductible or
                          otherwise, Broker-Dealer shall promptly pay Penn
                          Mutual such amount on demand and Broker-Dealer shall
                          indemnify and hold harmless Penn Mutual from any such
                          deficiency and from the costs of collection thereof
                          (including reasonable attorneys' fees).
--------------------------------------------------------------------------------
8. COMPLAINTS,       8.1  Broker-Dealer shall promptly notify Penn Mutual and
   INVESTIGATIONS &       Distributor of any allegation that Broker-Dealer or
   PROCEEDINGS.           any of its representatives violated any law,
                          regulation or rule in solicitin applications for or servicing Contracts, and shall provide Penn Mutual with full details, including copies of all legal documents pertaining thereto.

                     8.2  Broker-Dealer shall cooperate fully with Penn Mutual
                          and Distributor in any regulatory investigation or
                          proceeding or judicial proceeding involving the
                          solicitation of application for and servicing
                          Contracts by Broker-Dealer or any of its
                          representatives.
--------------------------------------------------------------------------------
9. NONWAIVER.        9.1  Forbearance by Penn Mutual or Distributor to enforce
                          any rights under this agreement shall not be construed
                          as a waiver of any of the terms and conditions of this
                          agreement and the same shall remain in full force and
                          effect. No waiver of any provision of this agreement
                          shall be deemed to be a waiver of any other provision,
                          whether or not similar, nor shall any waiver of a
                          provision of this agreement be deemed to constitute a
                          continuing waiver.
--------------------------------------------------------------------------------
10.AMENDMENT.        10.1 Penn Mutual reserves the right to amend this Agreement at any time. Broker-Dealer's submission of an
                          application for a Contract after notice of any such
                          amendment shall constitute agreement of Broker-Dealer
                          to such amendment.
--------------------------------------------------------------------------------
11.TERMINATION AND   11.1 This agreement may be terminated by any party, with or
   ASSIGNMENT.            without cause, upon giving written notices to the
                          other parties. This agreement shall automatically terminate if Broker-Dealer is adjudicated as bankrupt or avails itself of any insolvency act or if a permanent receiver or trustee in bankruptcy is appointed for the property of Broker-Dealer. Upon termination of this agreement, with or without cause, all authorizations, rights and obligations shall cease, except the rights and obligations set forth in sections 7 and 8 of this agreement and the obligations to settle account hereunder, including the immediate forwarding of all payments received by Broker-Dealer under Contract to Penn Mutual, and except as may be expressly stated otherwise in this agreement.

                     11.2 This agreement may not be assigned without the written consent of all parties.
--------------------------------------------------------------------------------
12.GOVERNING LAW.    12.1 This agreement shall be construed in accordance with
                          and governed by the laws of the Commonwealth of Pennsylvania.
--------------------------------------------------------------------------------

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first written.


                                    ____________________________________________
                                                        Name of Broker-Dealer
                                    By:  _______________________________________
                                                            Signature

                                         _______________________________________
                                                            Name

                                         _______________________________________
                                                            Title


                                    THE PENN MUTUAL LIFE INSURANCE COMPANY

                                    By:  _______________________________________
                                                            Signature

                                         _______________________________________
                                                            Name

                                         _______________________________________
                                                            Title

                                    HORNOR, TOWNSEND & KENT, INC.

                                    By:  _______________________________________
                                                            Signature

                                         _______________________________________
                                                            Name

                                         _______________________________________
                                                            Title

PENN                 THE PENN MUTUAL LIFE INSURANCE COMPANY
MUTUAL               Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
                     SCHEDULE 1 TO BROKER-DEALER SELLING AGREEMENT

                     Individual Variable and Fixed Annuity Contracts - Diversifier II Individual Fixed - Only Annuity Contracts - Diversifier II

                     Date of Broker-Dealer Selling Agreement to which this
                     schedule is attached: ________________
--------------------------------------------------------------------------------
1.  AUTHORIZATION    Subject to the conditions and limitations of the Broker-
    TO SELL.         Dealer Selling Agreement, Broker-Dealer is authorized to
                     solicit applications for Diversifier II Individual Variable and Fixed Annuity Contracts and Diversifier II Individual
                     Fixed-Only Annuity Contracts issued by Penn Mutual
                     (hereinafter referred to as "Contracts").

This Schedule 1 replaces and supersedes any and all prior Schedule 1's attached to the Broker-Dealer Selling Agreement.

                                   Agreed:

Date:___________________________   _____________________________________________
                                                Name of Broker-Dealer

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

                                   THE PENN MUTUAL LIFE INSURANCE COMPANY

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

                                   HORNOR, TOWNSEND & KENT, INC.

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

PENN                 THE PENN MUTUAL LIFE INSURANCE COMPANY
MUTUAL               Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
                     SCHEDULE 3 TO BROKER-DEALER SELLING AGREEMENT

                     Variable Universal Life Insurance Contracts - Penn Mutual Cornerstone VUL II

                     Date of Broker-Dealer Selling Agreement to which this
                     schedule is attached:____________
--------------------------------------------------------------------------------
1.  AUTHORIZATION    Subject to and in accordance with the provisions of the
    TO SELL.         Broker-Dealer Selling Agreement, Broker-Dealer is
                     authorized to solicit applications for Form VU-94(s) and Form VU-94(u) Flexible Premium Adjustable Variable
                     Universal Life Insurance Policies and such variations of such form of contracts as may be designated by Penn Mutual and approved under applicable state insurance laws
                     ("Cornerstone VUL II Policies").

This Schedule 3 replaces and supersedes any and all prior Schedule 3's attached to the Broker-Dealer Selling Agreement.

                                   Agreed:

Date:___________________________   _____________________________________________
                                                Name of Broker-Dealer

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

                                   THE PENN MUTUAL LIFE INSURANCE COMPANY

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

                                   HORNOR, TOWNSEND & KENT, INC.

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

PENN                 THE PENN MUTUAL LIFE INSURANCE COMPANY
MUTUAL               Independence Square, Philadelphia, PA  19172
--------------------------------------------------------------------------------
                     SCHEDULE 4 TO BROKER-DEALER SELLING AGREEMENT

                     Variable Universal Life Insurance Contracts-Penn Mutual Variable EstateMax

                     Date of Broker-Dealer Selling Agreement to which this
                     schedule is attached:____________
--------------------------------------------------------------------------------
1.  AUTHORIZATION    Subject to and in accordance with the provision of the
    TO SELL.         Broker-Dealer Selling Agreement, Broker-Dealer is
                     authorized to solicit applications for Form VALJ-94(s) and Form VALJ-94(u) Last Survivor Adjustable Variable Life
                     Insurance Policies and such variations of such form of contract as may be designated by Penn Mutual and approved under applicable state insurance laws ("Variable EstateMax
                     Policies").


This Schedule 4 replaces and supersedes any and all prior Schedule 4's attached to the Broker-Dealer Selling Agreement.

                                   Agreed:

Date:___________________________   _____________________________________________
                                                Name of Broker-Dealer

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

                                   THE PENN MUTUAL LIFE INSURANCE COMPANY

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

                                   HORNOR, TOWNSEND & KENT, INC.

                                   By:__________________________________________
                                                      Signature

                                      __________________________________________
                                                      Name

                                      __________________________________________
                                                      Title

The Penn Mutual Life Insurance Company
Philadelphia, PA 19172

Independent Broker/Dealers

SCHEDULE A TO THE FOLLOWING SELLING AGREEMENTS:
               BROKER-DEALER SELLING AGREEMENT
               BROKER-DEALER SELLING AGREEMENT - FORM A-2
               CORPORATE INSURANCE AGENT SELLING AGREEMENT - FORM A-1 (EDITION OF NOVEMBER, 1998)

Subject to the conditions and limitations of the Broker's Selling Agreement, Broker is authorized to solicit applications for the following contracts issued by Penn Mutual (hereinafter referred to as "contracts"), prior to termination of Broker's Selling Agreement. No fee shall be paid with respect to a purchase payment made after the Broker's Selling Agreement has been terminated. Amounts transferred among contracts are not purchase payments within the meaning of the Broker's Selling Agreement or this Schedule. This Schedule replaces and supersedes any and all prior Schedules attached to the Broker's Selling Agreement.

1. INDIVIDUAL FIXED ANNUITY CONTRACTS - DIVERSIFIER II

Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing or servicing a Diversifier II Individual Variable and Fixed Annuity Contract equal to 6% of any purchase payment made under such contract and a fee for placing and servicing a Diversifier II Fixed-Only Annuity Contract equal to 5% of any purchase payment under such contract. If the Annuitant or Contractowner (other than a trustee of a qualified plan) is over age 81 on the date the Diversifier II contract is issued, the fee shall be limited as follows: 80% of such fee if the Annuitant or contractowner is age 82; 60% of such fee if the Annuitant or contractowner is age 83; 40% of such fee if the Annuitant or contractowner is age 84; 20% of such fee if the Annuitant or contractowner is age 85.

2. INDIVIDUAL FIXED ANNUITY CONTRACTS - TRADEWIND

Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing or servicing TradeWind Annuity Contract equal to 6% of any purchase payment under such contact. If the Annuitant or Contractowner (other than a trustee of a qualified plan) is over age 81 on the date the TradeWind contract is issued, the fee shall be limited as follows: 80% of such fee if the Annuitant or contractowner is age 82; 60% of such fee if the Annuitant or contractowner is age 83; 40% of such fee if the Annuitant or contractowner is age 84; 20% of such fee if the Annuitant or contractowner is age 85.

3. SINGLE PREMIUM IMMEDIATE ANNUITIES

Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing a Single Premium Immediate Annuity equal to 4% of the single premium received under such contract.

4. GROUP COVERAGES

Subject to the conditions and limitations of the Broker's Selling Agreement and this Schedule, Broker shall be paid a fee for placing, or servicing group annuity policies, specifically, a group annuity contract of Penn Mutual on Contract Forms D1-1088 (N.Y.), D1-1088A (N.Y.) and any other policies in the D1-1088 series, (a contract on any such form being hereinafter called a "Diversifier I Flex Group Annuity"), placed in force through Broker under this agreement in amounts equivalent to a percentage of such premiums. Such percentage or table of percentages shall be as agreed in amounts equivalent to a percentage of such premiums. Said written documentation of Broker's fee shall be submitted to Penn Mutual with the Diversifier I Flex Group Annuity application on a form signed by the plan trustee and agreed to by the Penn Mutual home office. No compensation shall be payable pursuant to this agreement which would be in excess of the limits of Section 4228 of the Insurance Law of the State of New York for the sale of insurance products.

5. VARIABLE ESTATEMAX

          During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be compensated as follows with respect to a policy of Penn Mutual know as the Last Survivor Flexible Premium Adjustable Variable Life Insurance Policy (Policy Forms VALJ-94(S) and VALJ-94(U)), (a policy on any such form being hereinafter called a "Variable EstateMax Policy"), that is placed in force under this agreement. With respect to each Variable EstateMax Policy, Broker-Dealer may elect to receives fees under Option 1 or 2. If no option is selected the default will be Option 1. Once each policy is in force, no changes will be permitted to the choice of compensation.

     A.      OPTION 1.
             ---------

             (a)  Basic First Year Compensation
                  -----------------------------

                  A fee for the first policy year of 50% of A plus 2.0% of B where A is equal to the lesser of:

                  (i)    the premium paid in year 1

                  (ii)   the target premium for the policy, or

                  (iii) the lesser of the premium scheduled to be paid in year 1 or 2, and

                  B is equal to the excess of the premium paid in year 1 over A.
             Target premiums are maintained on file in Penn Mutual's Home
             Office.

             (b)  Renewal Compensation
                  --------------------

             A fee for the second through fifteenth years equal to 2.0% of the premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of the premium paid for the policy year in question.

B.                OPTION 2
                  --------

             (a)  Basic First Year Compensation
                  -----------------------------

                  Basic First Year Compensation is the same as in Option 1.

             (b)  Renewal Compensation
                  --------------------

             Additionally, for the second through tenth policy years equal to 1.0% of the premium paid for the policy year in question, and no fee for the eleventh and later policy years. Additionally, for the second through tenth policy years, an fee equal to 0.08333% of the policy value on each monthly anniversary. Monthly anniversary is defined as the day in each calendar month which is the same day of the month as the Policy Date. For the eleventh and later policy years, fee equal to 0.020833% of the policy value on each monthly anniversary. Policy value is as defined in the policy.

C.                  EXPENSE ALLOWANCE
                    -----------------

                    For each calendar month while Broker-Dealer Selling
               Agreement is en effect and before its termination, Broker-Dealer shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Broker-Dealer that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Broker-Dealer that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Broker-Dealer to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation during the calendar month for which this allowance is being calculated.

D.                  COMPENSATION CHARGEBACKS
                    ------------------------

                    A percentage of total compensation (including expense
               allowance, if any) will be charged back for lapses, surrenders or if a policy is unwound during the first policy year and during the 12 policy months following an increase. The percentage is shown below and will vary depending on the policy month of lapse/surrender/unwind.


                    Month of  Chargeback

                    Lapse/Surrender/  Percentage

                    Unwind
                    ------

                      0-6       100%

                      7-12                50%

6. CORNERSTONE VARIABLE UNIVERSAL LIFE

          During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be compensated as follows with respect to a policy of Penn Mutual know as the Flexible Premium Adjustable Variable Life Insurance Policy (Policy Forms VU-90(S) and VU-90(U)), (a policy on any such form being hereinafter called a "Cornerstone VUL Policy"), that is placed in force through Agent under this agreement:

               A.  OPTION 1
                   --------

               (a) Basic First Year Compensation
                   -----------------------------

                          A fee for the first policy year of 50% of A plus
               3.75% of B where

                          A is equal to the lesser of:

                      (i) the premium paid in year 1

                 (ii) the target premium for the policy, or

          (iii) the lesser of the premium scheduled to be paid in year 1 or 2, and B is equal to the excess of the premium paid in year 1 over A. Target premiums are maintained on file in Penn Mutual's Home Office.

          (b)  Renewal Compensation
               --------------------

          A fee for the second and third policy years of 4% of an amount equal to premium paid for the policy year in question, a fee for the fourth through fifteenth years, equal to 4.0% of the premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of the premium paid for the policy year in question.

          (c)  Basic Compensation on Increases
               -------------------------------

          In the case of an increase in the Specified Amount of insurance, a fee of 46% of C where:

          C is equal to the lesser of:

               (i) the premium paid in the twelve months following the effective date of the increase,

               (ii) the target premium for the amount of the increase, or

               (iii) the increase in the scheduled premium.

          B.   OPTION 2
               --------

          (a)  Basic First Year Compensation
               -----------------------------

               Basic First Year Compensation is the same as in Option 1.

          (b)  Renewal Compensation
               --------------------

          A fee for the second through tenth policy years equal to 3.0% of the premium paid for the policy year in question, and no fee for the eleventh and later policy years. Additionally, for the second through tenth policy years, an fee equal to 0.08333% of the policy value on each monthly anniversary. Monthly anniversary is defined as the day in each calendar month which is the same day of the month as the Policy Date. For the eleventh and later policy years, fee equal to 0.020833% of the policy value on each monthly anniversary. Policy value is as defined in the policy.

          (c)  Basic Compensation on Increases
               -------------------------------

          In the case of an increase in the Specified Amount of insurance, a fee of 47% of C where:

               C is equal to the lesser of:

               (i) the premium paid in the twelve months following the effective date of the increase

               (ii)  the target premium for the amount of the increase, or

               (iii) the increase in the scheduled premium.

               C.    EXPENSE ALLOWANCE
                     -----------------

          For each calendar month while Broker-Dealer Selling Agreement is en effect and before its termination, Broker-Dealer shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Broker-Dealer that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Broker-Dealer that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Broker-Dealer to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation during the calendar month for which this allowance is being calculated.

          D.   COMPENSATION CHARGEBACKS
               ------------------------

               A percentage of total compensation (including expense allowance, if any) will be charged back for lapses, surrenders or if a policy is unwound during the first policy year and during the 12 policy months following an increase. The percentage is shown below and will vary depending on the policy month of lapse/surrender/unwind.


               Month of            Chargeback

               Lapse/Surrender/    Percentage

               Unwind
               ------

               0-3                  100%

               4-6                   75%

               7-9                   50%

               10-12                 25%


7.  Cornerstone UNIVERSAL LIFE II

               During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be paid a fee for soliciting applications and servicing a policy of Penn Mutual known as the Flexible Premium Adjustable Variable Universal Life Insurance Policy (Policy Forms VU-94(S) and VU-94(U)), (a policy on any such form being hereinafter called a "Cornerstone VUL II Policy"), that is placed in force before termination of this agreement. With respect to each Cornerstone VUL II Policy, Broker-Dealer may elect to receives fees under Option 1 or 2. If no option is selected the default will be Option 1. Once each policy is in force, no changes will be permitted to the choice of compensation.

                    A.   OPTION 1
                         --------

                    (a)    Basic First Year Compensation
                           -----------------------------

                           A fee for the first policy year equal to 50% of A plus 3.3% of B where

                           A is equal to the lesser of:

                              (i)   the premium paid in year 1

                              (ii)  the target premium for the policy, or

                              (iii) the lesser of the premium scheduled to be
                                    paid in year 1 or 2, and

               B is equal to the excess of the premium paid in year 1 over A. Target premiums are maintained on file in Penn Mutual's Home Office.

               (b)  Renewal Compensation
                    --------------------

               A fee for the second through fifteenth years equal to 3.0% of the premium paid for the policy year in question, and a fee for the sixteenth and later policy years equal to 1.2% of the premium paid for the policy year in question.

               (c)  Basic Compensation on Increases
                    -------------------------------

               In the case of an increase in the Specified Amount of insurance, a fee of 47% of C where:

                    C is equal to the lesser of:

                         (i) the premium paid in the twelve months following the effective date of the increase

                         (ii) the target premium for the amount of the increase or

                         (iii) the increase in the scheduled premium.

               B.  OPTION 2
                   --------

               (a) Basic First Year Compensation
                   -----------------------------

                   Basic First Year Compensation is the same as in Option 1.

               (b) Renewal Compensation
                   --------------------

               A fee for the second through tenth policy years equal to 2.0% of the premium paid for the policy year in question, and no fee for the eleventh and later policy years. Additionally, for the second through tenth policy years, an fee equal to 0.08333% of the policy value on each monthly anniversary. Monthly anniversary is defined as the day in each calendar month which is the same day of the month as the Policy Date. For the eleventh and later policy years, fee equal to 0.020833% of the policy value on each monthly anniversary. Policy value is as defined in the policy.

          (c)  Basic Compensation on Increases
               -------------------------------
                    In the case of an increase in the Specified Amount of insurance, a fee of 47% of C where:

                         C is equal to the lesser of:

                         (i) the premium paid in the twelve months following the effective date of the increase

                         (ii) the target premium for the amount of the increase or

                         (iii) the increase in the scheduled premium.

                         C.  EXPENSE ALLOWANCE
                             -----------------

                    For each calendar month while Broker-Dealer Selling
               Agreement is en effect and before its termination, Broker-Dealer shall be entitled to the expense from Penn Mutual described below, provided that the amount payable as an expense allowance shall be limited to the total of reasonable business expenses incurred by Broker-Dealer that are directly related to the sale or service of Penn Mutual policies, and provided further that no such allowance shall be payable to Broker-Dealer that would cause the total of such allowances to exceed the limits of Section 4228 of the Insurance Law of the State of New York. No payment pursuant to this agreement will be used by Broker-Dealer to effect compensation for the sale of insurance in excess of the limits of said Section 4228. Such allowance shall be 60% of an amount equal to the Basic First Year Compensation during the calendar month for which this allowance is being calculated.

                         D.  COMPENSATION CHARGEBACKS
                             ------------------------

               A percentage of total compensation (including expense allowance, if any) will be charged back for lapses, surrenders or if a policy is unwound during the first policy year and during the 12 policy months following an increase. The percentage is shown below and will vary depending on the policy month of lapse/surrender/unwind.


                              Month of Lapse/              Chargeback

                              Surrender/Unwind             Percentage
                              ----------------             ----------

                                      0-3                      100%

                                      4-6                       75%

                                      7-9                       50%

                                      10-12                     25%

8.  PENNANT SELECT(TM)

               During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be paid a fee for soliciting applications and servicing Contracts of Penn Mutual known as the Pennant Select Individual Variable and Fixed Annuity Contract (Policy Form VAA-98 and any variation thereof), (a policy on any such form being hereinafter called a "Pennant Select Annuity Contract"), that is placed in force before termination of this agreement. With respect to each Pennant Select Annuity Contract, Broker-Dealer may elect to receives fees under Option 1, 2 or 3. If no option is selected the default will be Option 1. Once each policy is in force, no changes will be permitted to the choice of compensation.

                    A.   OPTION 1
                         --------

                    (a) 7.00% (4.2% where the insured has an attained age greater than 80) of aggregate purchase payments up to $1,000,000 per Contract; aggregate purchase payments in excess of $1,000,000 require a separate written agreement with the Home Office.

                    B.   OPTION 2
                         --------

                    (a) 6.7% (4.0% where the insured has an attained age greater than 80) of aggregate purchase payments up to $1,000,000 per Contract; aggregate purchase payments in excess of $1,000,000 require a separate written agreement with the Home Office.

                    (b) 0.50% of the Account Value, for the eighth and later contract years, calculated on a quarterly basis and paid at a quarter of the stated rate, and commencing with the first calendar quarter of the eight Contract year and payable at the end of each calendar quarter.

                    C.   OPTION 3
                         --------

                    (a) 5.85% (3.5% where the insured has an attained age greater than 80) of aggregate purchase payments in excess of $1,000,000 require a separate written agreement with the Home Office.

                    (b) 0.20% of the Account Value, for the second through seventh contract years, calculated on a quarterly basis and paid at a quarter of the stated rate, and commencing with the first calendar quarter of following the first Contract anniversary year and payable at the end of each calendar quarter.

                    (c) 0.50% of the Account Value, for the eighth and later contract years, calculated on a quarterly basis and paid at a quarter of the stated rate, and commencing with the first calendar quarter of the eight Contract year and payable at the end of each calendar quarter.

9.  Commander(TM)

                    During the period the Broker-Dealer Selling Agreement is in effect, and subject to and in accordance with the provisions thereof, Broker-Dealer shall be paid a fee for soliciting applications and servicing Contracts of Penn Mutual known as the Commander Individual Variable and Fixed Annuity Flexible Purchase Payment Annuity Contract (Policy Forms VAB-98 and any variation thereof), (a policy on any such form being hereinafter called a OCommander Annuity ContractO), that is placed in force before termination of this agreement.

                         A. 1.00% of aggregate purchase payments up to $1,000,000 per Contract; aggregate purchase payments in excess of $1,000,000 require a separate written agreement with the Home Office; and

                         B. 1.00% of the Account Value, for the second through seventh contract years, calculated on a quarterly basis and paid at a quarter of the stated rate, and commencing with the first calendar quarter of following the first Contract anniversary year and payable at the end of each calendar quarter.

10.  REPLACEMENT OF PENN MUTUAL POLICES

It is agreed that the compensation otherwise payable to Broker-Dealer for any policy shall be reduced in accordance with the replacement control program in effect at the time such policy is placed in force. It is anticipated that such replacement control program may be changed form time to time as to policies in force after such change.

11. POLICY DELIVERY RECEIPT

It is agreed that the Broker-Dealer shall be responsible for obtaining a signed policy delivery receipt in accordance with Company policy.